UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08360

Guinness Atkinson Funds

(Exact name of registrant as specified in charter)

225 South Lake Avenue, Suite 216

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

James J. Atkinson, Jr.

225 South Lake Avenue, Suite 216

Pasadena, CA 91101

Registrant’s telephone number, including area code: (866-307-5990)

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SmartETFs

2022

Semi-Annual Report

MOTO | The SmartETFs Smart Transportation & Technology ETF

MRAD | The SmartETFs Advertising & Marketing Technology ETF

SOLR | The SmartETFs Sustainable Energy II ETF

ADIV | The SmartETFs Asia Pacific Dividend Builder ETF

DIVS | The SmartETFs Dividend Builder ETF

SmartETFs

Semi-Annual Report

June 30, 2022

TABLE OF CONTENTS

Letter to Shareholders (Unaudited)	3
Management’s Discussion of Fund Performance (Unaudited) and Schedules of Investments
Smart Transportation & Technology ETF (MOTO)	6
Advertising & Marketing Technology ETF (MRAD)	16
Sustainable Energy II ETF (SOLR)	23
Asia Pacific Dividend Builder ETF (ADIV)	30
Dividend Builder ETF (DVIS)	36
Statements of Assets and Liabilities	43
Statements of Operations	45
Statements of Changes in Net Assets	47
Financial Highlights	50
Notes to Financial Statements	55
Other Information (Unaudited)	63
Privacy Notice	68

Dear SmartETF Shareholders,

You don’t need us to tell you that 2022 hasn’t been a good year—at least so far. Hopefully the second half of the year will be better. This has been a turbulent year (or should we say century?) so far. The markets in 2022 have been less than optimal and the returns for the SmartETFs might also be described as less than optimal. The adjacent performance table has all total return figures over various time periods ending June 30, 2022. The headline for YTD and last 12 months performance is consistent and can be characterized as negative with all the SmartETFs producing negative returns over these time periods.

Despite this less-than-optimal YTD outcome, there are some bright spots. The two dividend ETFs have weathered the storm better than most and that can be seen in their Morningstar ratings. The Dividend Builder ETF (DIVS) is a five-star Morningstar rated ETF across all time periods and the Asia Pacific Dividend Builder (ADIV) is an overall four-star rated ETF and over most time periods. Despite the negative year-to-date performance for both ETFs, their longer-term results are, we think, pretty darn good.

The Advertising & Marketing Technology ETF (MRAD), the Smart Transportation & Technology ETF (MOTO) and the Sustainable Energy II ETF (SOLR), have all had a rougher time thus far in 2022. We’d be remiss if we didn’t point out the most disappointing return figure among the YTD performance of the SmartETFs family. MRAD has produced negative total return of nearly 50% for the first six months of 2022.

While we much rather write these letters with nothing but positive returns over all time periods (which we were able to do just six months ago) it needs to be mentioned that we’re undaunted by recent performance. The SmartETFs are all about opportunities stemming from a changing world. While change is a constant, we believe change is occurring with greater rapidity than ever before. This change presents opportunities. It also means periods of uncertainty and volatility. We’ve been through periods like this before and we’re not worried about the future.

Our objective with SmartETFs is not just to provide investors with excellent investment opportunities but to also inform and engage. If you haven’t already done so we encourage you to sign up to follow us on Twitter (“SmartETFs”) and/or sign up for our email service. You can do both of these from the SmartETFs website at www.SmartETFs.com. Or, if you prefer, simply visit the website occasionally to see the latest news and views from our portfolio managers.

We appreciate the confidence you’ve placed in us and look forward to serving you.

Regards,

Jim Atkinson

President

SmartETFs

Fund Symbol Inception date	YTD	1-year	3-year	5-year	10-year	Since Inception	Expense Ratio
Advertising & Marketing Technology ETF MRAD December 31, 2020	-46.96%	-50.35%	-	-	-	-31.60%	0.68% net; 4.90% gross
Asia Pacific Dividend Builder ADIV March 31, 2006	-13.07%	-13.37%	5.46%	4.86%	6.89%	5.66%	0.78% net; 4.27% gross
Dividend Builder ETF DIVS March 30, 2012	-13.14%	-4.93%	9.92%	9.60%	10.33%	9.83%	0.65% net; 1.08% gross
Smart Transportation & Technology ETF MOTO November 15, 2019	-27.06%	-23.12%	-	-	-	14.68%	0.68% net; 0.88% gross
Sustainable Energy II ETF SOLR November 11, 2020	-21.84%	-18.39%	-	-	-	2.24%	0.79% net; 2.84% gross

Periods of greater than one year are average annualized returns; one year and shorter period returns are actual returns. All returns are for the periods ending June 30, 2022.

The Asia Pacific Dividend Builder ETF and the Dividend Builder ETF converted from traditional open-end mutual funds to exchange traded funds on March 29, 2021. Performance data shown for these two ETFs includes their performance history as traditional open-end mutual funds.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Expense ratios are from the most recent prospectus (dated May 1, 2022) and are from the most recent audited financials (period ending December 31, 2021) at the time that prospectus was completed.

Morningstar Ratings Through June 30, 2022

Fund	Category	Overall	3-Year	5-Year	10-Year
Asia Pacific Dividend Builder ADIV	Pacific/Asia ex- Japan Stock	4 «««« (54 funds)	4 «««« (54 funds)	3 ««« (49 funds)	4 «««« (36 funds)
Dividend Builder DIVS	World Large- Stock Blend	5 ««««« (304 funds)	5 «««« (304 funds)	5 ««««« (272 funds)	5 ««««« (168 funds)

Morningstar Ratings Disclosure

Global Innovators Fund ratings shown were given for the Investor Share Class.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.)

© 2022 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

SMARTETFS SMART TRANSPORTATION & TECHNOLOGY ETF

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2022

1.	PERFORMANCE

Average annual Total returns	6 MONTHS (ACTUAL)	1 Year	SINCE INCEPTION 11/15/2019
Smart Transportation & Technology ETF (Net Asset Value)	-27.06%	-23.12%	14.68%
Smart Transportation & Technology ETF (Market Price)	-27.33%	-23.51%	14.36%

Benchmark Index:
MSCI World Index (Net Return)	-20.51%	-14.34%	5.87%

For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times.

2.	REVIEW

In the first half of 2022 the Guinness Atkinson SmartETFs Smart Transportation ETF produced a total return (USD) of -27.06% vs the MSCI World Index (net return) of -20.51%. The fund therefore underperformed the index by 6.55% over the period.

The equities held within the MOTO ETF are categorized into 3 broad categories; EV Manufacturers (split into EV-Transition and EV-Dominated), Equipment Manufacturers (split into Components and Semiconductors) and Services.

Holdings by category

Source: Guinness

The strongest category was Services, delivering an average -7.6% total return over the period. Quanta Services was a notable performer, delivering a positive return of +9.5%, predominantly as a result of strong quarterly results and boosting full year guidance.

The weakest category was Equipment, where the average company delivered -28.7%. Within this category, the average Components name returned -29.6% and the average Semiconductor name returned -26.7% in the period. Within this category, NVIDIA and Infineon were the weakest performers at -48.4% and -47.1% respectively. This poor performance reflects concerns around slower economic growth impacting demand for automotive components and semiconductors.

Individual stock performance over 6m (total return USD)

3.	ACTIVITY

There were no stock switches in the ETF during the period.

We exited our position in Hella. Hella was a German listed, EUR7bn market capitalisation automotive parts supplier specialising in lighting and electronics. In August 2020, Faurecia offered to take over Hella for EUR60/share. The SmartETFs Smart Transportation ETF accepted this offer, receiving the cash consideration for these shares in January 2022.

Daimler AG, the parent company of all Mercedes-Benz passenger car brands, officially changed its name to Mercedes-Benz Group AG in the period. The rebrand follows the spin-off of Daimler Trucks in 2021.

4.	PORTFOLIO POSITIONING

Our portfolio is typically allocated across 35 equally weighted equities providing exposure across the value chain of Smart Transportation.

We hold 21.4% exposure to EV manufacturers, of which 4.7% is invested in EV Dominated names and 16.7% is invested in EV Transition names. Within this category we hold Tesla, one of the largest electric vehicle manufacturers in the world and an innovator in the autonomous driving space with its Autopilot and Full Self-Driving offerings.

We hold a 64.3% weight to equipment providers split across Components (40.2%) and Semiconductors (24.1%). Within Components we have 12.9% exposure to Autonomous, 18.4% exposure to Car Components, and 9.0% exposure to Battery equipment providers. For example, Sensata sells sensors vital to autonomous mobility; Vitesco produces components for electrified drivetrains; and Samsung SDI manufactures batteries for electric vehicles. The portfolio also provides 24.1% exposure to Semiconductors across Power (7.5%), General (8.5%), and Connectivity (8.2%) applications. For example, onsemi provides power semiconductors for traction inverters and on-board chargers.

The portfolio provides 8.4% exposure to Services including Transportation-as-a-Service (TaaS). The fund is invested in Alphabet which owns Waymo LLC, the operator of a commercial self-driving taxi service in Phoenix, Arizona.

5.	OUTLOOK

Electric vehicle (EV) sales have seen a strong start to the year with 3.2m units sold to the end of May, up 65% on the same period last year. This growth continues to compare favourably against broader passenger vehicle sales which shrank 4% over the same period thanks to a combination of semiconductor shortages, conflict driven supply chain disruptions and consumers delaying purchases due to higher living costs. Some of these pressures can be seen in the EV market also, with 12-month rolling EV sales growth slowing from +135% yoy in August 2021 to +78% yoy in May 2022. Guinness estimates that the 12-month rolling EV sales penetration rate at the end of May 2022 stood at 9.2% versus 5.0% and 2.4% at the end of May 2021 and May 2020. Guinness forecasts 20% of global passenger vehicle sales will be electric by 2025 and 50% by 2030.

Global EV sales growth (rolling 12-month basis)

Source: Guinness, EV-Sales, Cleantechnica

China has extended its dominance as the largest plug-in vehicle market in the world, selling 1.8m units in January through May 2022, more than the 965k for Europe and 480k for the rest of the world combined. China’s turbocharged rate of adoption drove monthly penetration rates to 31% in May 2022 compared to 12% in May 2021 and 4% in May 2020.

Chinese plug-in electric vehicle monthly market share

Source: Guinness, EV-Sales, Cleantechnica

Bloomberg New Energy Finance (BNEF) recently updated its Long-Term Electric Vehicle Outlook, validating our forecasts by updating their estimates to suggest that plug-in vehicles would make up 23% of new passenger vehicles globally in 2025, up from 16% in their previous outlook. According to BNEF there are now almost 20m passenger EVs (representing 1.5% of the global fleet), over 1.3m commercial EVs (buses, delivery vans, trucks) and over 280m electric two/three wheelers (mopeds, scooters, motorcycles, etc) on the road today. In 2021, these vehicles are estimated to have displaced 1.5 million barrels of oil per day (c1.5% of global oil demand). BNEF see the continued electrification of transportation leading to EVs of all types displacing c2.5 million barrels of oil per day by 2025, peak gasoline demand by 2026, and peak oil demand from road transport by 2027.

Oil demand avoided by EVs

Source: Guinness, BNEF

The success of EVs is being driven by multiple factors including policy support, improvements to battery technology, and greater model variety and availability.

Despite being increasingly competitive on a total cost of ownership basis, EVs are still more expensive to purchase than their ICE equivalents, meaning that policy support is still the most important pillar to support growth going forwards. According to the IEA, public spending on subsidies and incentives for EVs nearly doubled in 2021 to nearly $30bn. In addition to this, a number of countries and regions have pledged to phase out internal combustion engines (ICEs) such as the EU’s plan to eliminate carbon emissions from new cars by 2035. This combination of carrot and stick alongside the will to remain competitive is pushing vehicle manufacturers (OEMs) to announce plans to electrify their fleets ahead of policy targets.

Huge investments are being made by OEMs to climb the learning curve and bring new models to market at a broader range of price points. In 2021, there were over 450 electric car models available to buy, five times higher than in 2015. That means, in addition to the $30,000 Nissan LEAF-style family hatch-backs which have been widely available since the early 2010s, consumers now have the option to purchase mini EVs such as the Wuling Hongguang Mini (c$5,000), trucks and SUVs like the Ford F-150 Lightning or Tesla Model Y (c$60,000), and even sports cars such as the Porsche Taycan (c$150,000).

In addition to the range of models improving, average driving range has also been trending upwards. Combined with the grinding 3-4% annual improvements in battery energy density and the 18% observed learning rate for battery costs, we are fast approaching a scenario where consumers can be offered a wide variety of affordable EVs with anxiety alleviating range. IEA data suggests that the average EV sold in 2021 was capable of delivering in excess of the psychological hurdle of 200 miles (220 miles / 350km in 2021) in a single charge. A real world illustration of these improvements over time comes from the Nissan LEAF, one of the longest and best selling EVs of all time. According to an article on Cleantechnica, increases in battery size and energy density have meant that the LEAF’s range has evolved from just 73 miles for the 2011 model to over 215 miles for the 2020 model.

The downside of EVs becoming more affordable, more practical, and more available is that demand is now outstripping supply. This problem has been exacerbated by a perfect storm of supply chain disruptions due to COVID lockdowns, semiconductor shortages, and most recently the Russian invasion of Ukraine. Coupled with soaring energy prices, this has led to a far more challenging environment for automotive OEMs.

Despite battery prices falling in 2021 to $132/kWh (from $140/kWh in 2020), we have seen the prices of a number of battery metals increase sharply since the end of 2020. The dollar cost of lithium carbonate, cobalt, and nickel per tonne have increased >800%, 120% and 40% respectively since December 2020. This battery metal cost inflation feeds through to the price of cathode materials, then battery packs, and ultimately the end product, electric vehicles. Cathode materials represent c30% of the cost of the battery pack. If the price of cathode materials increase by 50-100%, this could increase the cost of the battery pack by 15-30%.

It is likely that cathode material costs increase at a slower rate than the underlying battery metals due to a number of factors including incremental improvements in battery energy density, continued battery manufacturing efficiencies, a mix shift towards cheaper LFP chemistries, long term commodity pricing contracts, and increasing vertical integration in the battery supply chain. Nevertheless, we are starting to see signs that OEMs are passing these higher costs on to consumers with some of Tesla’s models costing almost 10% more than at the start of 2022. Soaring demand and cost inflation have also led to price increases across electric models at Rivian, Lucid, Ford, and General Motors. The Ford Finance CEO admitted that rising costs have made EVs such as the Ford Mustang Mach-E essentially unprofitable.

Despite these speed bumps in the road towards electrified transport, we believe many of these headwinds are short term and fail to challenge the structural trend towards cleaner, safer, and connected travel. The MOTO ETF will remain positioned to benefit from these themes.

Will Riley and Jonathan Waghorn

July 2022

International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

The companies in which the Fund invests may be subject to rapid changes in technology, intense competition, rapid obsolescence of products and services, loss of intellectual property protections, evolving industry standards and frequent new product productions and changes in business cycles and government regulations.

These risks could adversely affect the value of companies in which the Fund invests. Limitations on applications for autonomous or electric vehicles could adversely affect the value of companies in which the Fund invests.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at June 30, 2022 (Unaudited)

Shares	Common Stocks: 91.7%	Value ($)
	Auto/Trucks Parts & Equipment: 3.5%
6,776	Gentherm Inc. *	$422,890

	Commerical Services: 4.8%
4,662	Quanta Services Inc.	584,335

	Rubber-Tires: 1.4%
2,506	Continental AG	174,640

	Smart Transportation: 30.6%
2,954	Aptiv PLC	263,113
2,373	Daimler Truck AG	61,946
7,000	Denso Corp.	371,806
154,000	Geely Automobile Holdings Ltd.	350,136
12,642	Johnson Matthey PLC	296,269
6,286	KiaCorp	376,997
5,250	Mercedes-Benz Group AG	303,806
7,560	Sensata Technologies Holding *	312,304
840	Tesla Inc. *	565,673
112,000	Tianneng Power International	121,184
23,800	Toyota Motor Corp.	368,299
500	Vitesco Technologies Group AG	19,335
18,592	Volvo AB Class B	287,806
		3,698,674

	Technology: 2.8%
4,214	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	344,495

	Technology & Transportation: 48.6%
196	Alphabet Inc. Class C *	428,740
5,852	Amphenol Corp. Class A	376,752
2,730	Analog Devices Inc.	398,826
18,578	Dana Inc.	261,392
3,220	Eaton Corp. PLC	405,688
32,942	Hanon Systems	256,862
31,850	Hexagon AB Class B	330,759
12,250	Infineon Technologies AG - ADR	296,415
8,092	Intel Corp.	302,722
2,450	Lear Corp.	308,430
742	LG Chem Ltd.	297,056
2,268	NVIDIA Corp.	343,806
2,310	NXP Semiconductors NV	341,949
10,080	ON Semiconductor Corp. *	507,125
5,320	Power Integrations Inc.	399,053
896	Samsung SDI Co., Ltd.	369,831
2,772	Skyworks Solutions Inc.	256,798
		5,882,204

	Total Common Stocks (Cost $12,421,605)	11,107,238

 The accompanying notes are an integral part of these financial statements.

SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at June 30, 2022 (Unaudited)

Shares	Common Stocks: 91.7%	Value ($)
	Preferred Stocks
	Smart Transportation: 2.2%
2,030	Volkswagen AG	271,065
	Total Preferred Stocks (Cost $392,904)	271,065

	Total Investments (Cost $12,814,509): 93.9%	11,378,303
	Other Assets in Excess of Liabilities 6.1%	733,935
	Total Net Assets - 100.0%	$12,112,238

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at June 30, 2022 (Unaudited)

Country Breakdown	Percent of Total Net Assets
Common Stocks
United States	48.5%
South Korea	10.7%
Germany	7.1%
Japan	6.1%
Sweden	5.1%
Hong Kong	2.9%
Taiwan	2.8%
Netherlands	2.8%
United Kingdom	2.5%
Ireland	2.2%
China	1.0%
Total Common Stocks	91.7%
Preferred Stocks
Germany	2.2%
Total Preferred Stocks	2.2%
Total Investments	93.9%
Other Assets in Excess of Liabilities	6.1%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SMARTETFS ADVERTISING & MARKETING TECHNOLOGY ETF

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2022

1.	PERFORMANCE

Average annualized Total returns	6 months (Actual)	1 year	SINCE INCEPTION 12/31/2020
Advertising & Marketing Tech ETF (Net Asset Value)	-46.96%	-50.35%	-31.60%
Advertising & Marketing Tech ETF (Market Price)	-47.17%	-50.81%	-31.92%

Benchmark Index:
MSCI World Index (Net Return)	-20.51%	-14.34%	-2.12%

For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times

2.	REVIEW

The SmartETFs Advertising and Marketing Technology ETF launched on December 31, 2020.

The ETF invests in companies which are using technology to disrupt the advertising and marketing industries. These companies include those involved in programmatic advertising, targeted digital advertising, consumer data and targeting, customer relationship management, marketing automation, and other technologies that aid in advertising and marketing.

In the first half of 2022, the SmartETFs Advertising & Marketing Technology ETF produced a total return of - 46.96% (NAV, in USD), versus the MSCI World Index (net return) of -20.51% (in USD). The Fund therefore underperformed by 26.45%.

At quarter end, the Fund’s AUM was $1.4mn.

Market commentary

The first six months of 2022 marked the worst beginning of a year in developed equity markets for more than 50 years. In the context of rapidly accelerating inflation, the first quarter saw global Central Banks pivot sharply towards more hawkish monetary policy, with the outbreak of war in Europe also heavily denting sentiment and adding further stress to global supply chains. Similar themes echoed across markets into the second quarter, with inflation continuing to run at 40-year highs in the US, and 30-year highs in Europe. As markets priced in higher and more rapid rate increases, equities continued on their downward trajectory.

Inflation was driven by a number of factors. With economies unlocking themselves from Covid-19 induced ‘lockdowns’ at varying rates, global supply chains continue to suffer disruption, particularly in manufacturing and delivery. Further coronavirus outbreaks in China (Shenzhen and Shanghai), led to subsequent lockdowns and shutdowns of manufacturing, a gentle reminder that the world is still very much subject to Covid related struggles. This impact was often noted in corporate earnings as upstream manufacturers struggled to get products into Chinese factories, and downstream retailers dealt with disruption to inventories. The Russia-Ukraine war complicated the situation further, particularly in areas of close proximity and those with close economic ties. Political tensions between Europe and Russia exacerbated the energy crisis, a core component of the acceleration in inflation, as concerns over the security of supply have caused spikes in oil and gas prices.

These inflationary pressures have led to a high level of volatility in market interest rates expectations over 2022, with the speed and magnitude of rate hikes by global central banks brought to the forefront of investor attention. It was not until the end of November last year that the Fed “retired” the word transitory from describing inflation. Since then, the Fed has delivered rate hikes of 25bps, 50bps (the first 50bps hike since 2000) and 75bps (the first 75bps hike since 1994) in three successive FOMC meetings. ‘Higher duration’ growth stocks – firms whose expected future cash flows are weighted further into the future - were hit particularly hard.

The Fed’s difficult balancing act – taming inflation without significantly crimping growth – was brought firmly into focus towards the end of May, with Jay Powell, the chair of the Federal Reserve, stating that the Fed couldn’t guarantee a soft landing. Solidifying these concerns were signs of downward pressure on the economic growth outlook and investors went from primarily worrying about inflation, to also worrying about recession.

Fund attribution analysis

Value outperformed growth in the first half of the year given the higher interest rate expectations. The style rotation proved a drag on the Fund’s performance given it holds high growth adtech and martech names. Higher rates used to discount future growth, reduces the valuation of such fast-growing companies. Further, the Fund is predominantly exposed to the Communications sector and US region, which both performed poorly in the period.

The cyclical nature of advertising and marketing has meant that both industries have struggled this year given the inflationary pressures and slower growth environment. This is unsurprising given that businesses face higher costs and greater uncertainty of rising demand for goods and services, and so discretionary advertising spend is cautiously lower. This can however change rapidly if new macroeconomic data and stock market movements points to optimism regarding inflation peaking and the economy reigniting.

3.	ACTIVITY

We made 2 changes to the portfolio in the first half of 2022.

BOUGHT: Amazon, Next Fifteen Communications

SOLD: iClick Interactive Asia Group, Quinstreet

4.	PORTFOLIO POSITIONING

Fund allocation vs MSCI World Index
0% 10% 20% 30% 40% 50% 60% 70%
Communication Services 63% 8%
Information Technology 29% 21%
Consumer Discretionary 4% 11%
Consumer Staples 0% 8%
Industrials 0% 10%
Health Care 0% 14%
Financials 0% 14%
Real Estate 0% 3%
Utilities 0% 3%
Energy 0% 5%
Materials 0% 4%
Fund Index

Over / under weights
-20% 0% 20% 40% 60%
Communication Services 55%
Information Technology 8%
Consumer Discretionary -6%
Consumer Staples -8%
Industrials -10%
Health Care -14%
Financials -14%
Real Estate -3%
Utilities -3%
Energy -5%
Materials -4%

Fund allocation vs MSCI World Index
0% 10% 20% 30% 40% 50% 60% 70% 80%
US 55% 71%
Asia-Pacific 25% 10%
Europe ex-UK 4% 15%
UK 12% 5%
EM 0% 0%
Fund
Index

Over / under weights
-20% -15% -10% -5% 0% 5% 10% 15% 20%
US -15%
Asia-Pacific 15%
Europe ex-UK -10%
UK 7%
EM 0%

5.	ASSET ALLOCATION

6.	OUTLOOK

The table below shows the Fund’s 1-year forward earnings and sales growth (analyst consensus estimates) versus the MSCI World Index.

As of 06/30/2022	1-yr forward earnings growth	1-yr forward sales growth
MRAD	20.8%	15.9%
MSCI World Index	7.3%	3.4%

Source: Bloomberg; SmartETFs. Earnings growth is not representative of the fund’s future performance

The Fund at year end has higher expected sales and earnings growth vs the broad market and this is characteristic of the secular growth that the adtech/martech industries are expected to experience. Whilst there may be volatility in equity markets and for adtech companies, there is good reason to be optimistic longer term. We continue to see an acceleration in technological transformations post-COVID that will have a lasting effect on how consumers and businesses operate once the economic cycle turns to growth. As such, we believe this Fund and its holdings are well positioned to benefit from such transformations, which include the move from traditional to digital advertising.

Sagar Thanki

July 2022

International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

The companies in which the Fund invests may be subject to rapid changes in technology, intense competition, rapid obsolescence of products and services, loss of intellectual property protections, evolving industry standards and frequent new product productions and changes in business cycles and government regulations.

These risks could adversely affect the value of companies in which the Fund invests. Limitations on applications for autonomous or electric vehicles could adversely affect the value of companies in which the Fund invests.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

The S&P 500 Index is a free float-adjusted market capitalization weighted index of the 500 largest publicly traded companies in the US. One cannot invest directly in an index.

Earnings growth is not a measure of the Fund’s future performance.

Earnings growth is the annual compound growth rate (CAGR) of a company’s net income.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Advertising & Marketing Technology ETF

Schedule of Investments

at June 30, 2022 (Unaudited)

Shares	Common Stocks: 96.0%	Value ($)
	Advertising: 51.9%
12,025	AcuityAds Holdings Inc.	$27,778
30	Alphabet Inc.*	65,378
450	Baidu Inc.*	66,929
5,000	CyberAgent Inc.	49,777
1,770	Digital Turbine Inc.	30,922
310	Meta Platforms *	49,988
2,210	Future PLC	46,345
3,790	Magnite Inc.*	33,655
3,270	Perion Network Ltd.	59,449
2,550	PubMatic Inc.	40,520
410	Roku Inc.*	33,677
870	TechTarget Inc.*	57,176
1,000	Trade Desk Inc/The*	41,890
4,852	Tremor International Ltd.*	42,115
2,200	ValueCommerce Co., Ltd.*	50,823
1,280	Yandex NV*	13
15,600	Z Holdings Corp.	45,568
		742,003

	Ecommerce: 4.5%
600	Amazon.com Inc.	63,726

	Enterprise Software/Services: 3.4%
260	Atlassian Corp PLC*	48,724

	Internet Content: 3.8%
1,200	Tencent Holdings Ltd.	54,200

	Marketing Technology: 32.4%
170	Adobe Inc.	62,230
2,500	Criteo SA	61,000
160	HubSpot Inc.*	48,104
1,430	LiveRamp Holdings Inc.	36,908
3,760	Next Fifteen Communication Group PLC	41,187
790	Pegasystems Inc.	37,794
12,280	S4 Capital PLC*	34,256
380	salesforce.com Inc.*	62,715
61,000	Weimob Inc.	41,669
1,110	ZoomInfo Technologies Inc.*	36,896
		462,759

	Total Common Stocks (Cost $2,401,683)	1,371,412

	Total Investments (Cost $2,401,683) - 96.0%	1,371,412
	Other Assets in Excess of Liabilities - 4.0%	57,587
	Total Net Assets - 100.0%	$1,428,999

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Advertising & Marketing Technology ETF

Schedule of Investments

at June 30, 2022 (Unaudited)

Country Breakdown	Percent of Total Net Assets
Common Stocks
United States	49.1%
China	11.4%
Japan	10.2%
United Kingdom	8.5%
Israel	7.1%
France	4.3%
Australia	3.4%
Canada	2.0%
Total Investments	96.0%
Other Assets in Excess of Liabilities	4.0%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SMARTETFS SUSTAINABLE ENERGY II ETF

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2022

1.	PERFORMANCE

Average annualized Total returns	6 MONTHS (ACTUAL)	1 YEAR	SINCE INCEPTION 11/11/2020
Sustainable Energy II ETF (Net Asset Value)	-21.84%	-18.39%	2.24%
Sustainable Energy II ETF (Market Price)	-21.67%	-18.63%	3.46%

Benchmark Index:
MSCI World Index (Net Return)	-20.51%	-14.34%	2.42%

For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times

In the first half of 2022 the SmartETFs Sustainable Energy ETF produced a total return (USD, NAV) of -21.84% vs the MSCI World Index (net return) of -20.51%. The ETF therefore underperformed the index by 1.33% over the period.

The key events, both positive and negative for sector sentiment, that have affected the energy transition, company profitability and share price performance so far this year have included:

●	The energy transition has accelerated as a result of the Russian invasion of the Ukraine and the increasing importance of energy security.

●	Despite raw material inflation, the relative economics of sustainable energy generation versus fossil fuels have improved during 2022.

●	The run rate of activity in solar, wind, electric vehicles and energy efficiency are well ahead of growth expectations at the start of the year.

●	Solar and wind installation companies as well as generation companies outperformed in the first half of the year. Displacement and electrification underperformed.

●	M&A activity was high across the portfolio, indicating pockets of value. KKR announced an acquisition of Albioma, Siemens announced a deal for Siemens Gamesa and Standard Investments announced a new 5%+ ownership stake in Johnson Matthey.

●	For the remainder of 2022 and beyond, we expect further acceleration of the energy transition driven by improved relative economics and security of supply concerns.

Drivers of fund performance

The Russian invasion of Ukraine brought the ‘weaponization’ of energy flows to the forefront of attention for investors in the first half of 2022. Prior to this, the focus for energy investors has been around government and societal ambitions to control carbon emissions and global temperature increases (COP26 in November 2021) but this has been eclipsed by the topic of energy security. We believe that the invasion of Ukraine will accelerate the energy transition, especially in Europe, and we consider key impacts and issues towards the end of this report.

Shortly after the invasion, the EU responded to the threat of supply disruption with the ‘REPowerEU’ deal, designed to increase the resilience of the EU energy system. The deal includes increasing domestic renewable energy capacity and improving energy efficiency while taking higher non-Russian LNG and pipeline gas imports together with larger volumes of biomethane and renewable hydrogen. The plan builds on the EU’s ‘Fit for 55’ proposals which are designed to deliver a 55% reduction in GHG emissions by 2030 (vs 1990) and is expected to reduce Europe’s reliance on natural gas by a further 12 bcf/d (30% of current European gas demand).

Sustainable energy companies will be beneficiaries of the energy transition that is likely to accelerate as a result of these issues but, in the first half of this year, they were not immune to some continued business headwinds:

●	Record natural gas and electricity prices impact the cost of manufacturing clean energy products and are difficult to pass on quickly.

●	Raw material inflationary conditions have led to solar module and battery price increases of around 30%, as an example. However, while these were inflationary in the first half of 2022, we are seeing signs that prices are now starting to roll over.

●	Supply chain pressures remain for most companies though, like raw material costs, they are starting to show signs of levelling off.

These inflationary and supply chain issues will increase the cost of installing and generating renewable power (and increasing energy efficiency) in the near term. However, with sharp rises in oil, gas and coal prices, the relative economics of sustainable energy generation have improved. We believe that improved relative economics as well as security of supply considerations will help to sustain strong demand for sustainable energy activities during any potential recession. In the first half of this year, demand growth has been very robust with expectations for solar, wind, EVs and energy efficiency improving further during the first half of the year.

●	In terms of solar, at the start of 2022, market estimates for global solar installations were around 215GW in 2022 (up from 173GW in 2021) but a strong end to 2021 and start to 2022 leads us to expect installations will now be more like 250GW (up 66GW or 36% vs revised 2021 installations of 184GW). The growth has come from Asia and Europe and is likely to be achieved despite regulatory issues (for example the withhold release order (WRO) as well as anti-dumping/countervailing duty (AD/CVD) investigations) that almost made US utility solar installations grind to a halt in the first half of the year).

●	The wind industry is now also likely to see installation growth in 2022, a shift from initial estimates of a 5GW decline. A recent forecast from BNEF indicates record installations of around 105GW this year with over half of the installations, and most of the new growth, being in China. We see the continued growth as a confirmation of the economic rationale for wind-based power generation.

●	The take up of electric vehicles continues to surprise to the upside and 2022 EV sales estimates are likely to do the same. Overall demand for EVs is strong despite inflation in the cost of the lithium-ion battery (the most expensive component of an EV) and reflects policy support, consumer preference for EVs and total cost of ownership savings as a result of higher gasoline and diesel prices. According to BNEF, a California EV owner could save $1,700 per year ($1,400 national average) on fuel alone versus an ICE vehicle if they charged their EV during off-peak times.

●	The topic of energy efficiency has been thrust into the forefront of consumers’ and policy makers’ minds as a result of supply disruptions and energy price inflation so far this year. As the IEA often points out, energy efficiency is the ‘first fuel’ to achieve clean energy transitions in a secure manner and, as such, it is garnering solid policy support. Within REPowerEU, the European Commission recognises that energy efficiency is the cheapest, cleanest, and quickest way to reduce the bloc’s reliance on fossil fuel imports and reduce energy bills, and the EU has increased energy efficiency targets from 9% to 13% accordingly. The increased investment and activity as of mid-2022 remains well behind levels needed to satisfy broader policy goals.

These areas remain the most attractive and, while overall investment in energy is lagging, investment in the clean energy activities mentioned above are starting to see increased absolute investment and relative share.

Within the portfolio, outperforming sectors included solar and (to a lesser extent) wind installation companies as well as our generation companies. Underperforming sectors included our displacement and electrification sectors.

Solar equipment was the strongest individual sector, with Enphase and Canadian Solar delivering positive contribution and SolarEdge and Xinyi Solar outperforming the Fund on average. The improving solar demand outlook described earlier was a key factor behind the outperformance combined with a re-rating after a year of weak performance in 2021. Within wind, we saw Siemens Energy announce a bid for the remaining shares in Siemens Gamesa that it did not already own, an action that confirms long-term value in the wind industry once near-term pressures are overcome. Our generation companies were a safe haven in the period as a result of their lower volatility earnings profile, with all but one outperforming relatively. Albioma’s was the best individual performance as it was subject to a bid from private equity firm KKR and, as with the Siemens bid, we see this as highlighting some of the pockets of long-term value in the portfolio.

All but one of our electrification holdings were relative underperformers as the global auto cycle weakened amid China’s Covid-related slowdowns and growing recessionary fears. As noted earlier, EV sales continue to increase, but our EV-related portfolio holdings still have exposure to the ICE vehicle market. The one outperformer in the group was Johnson Matthey, which performed well after Standard Investments (the investment arm of Standard Industries) announced a new 5%+ ownership stake in the company, thus creating speculation over a full acquisition. Our displacement holdings were underperformers, with Nibe and Ameresco particularly weak on the weaker economic outlook and the broader unwinding of premium valuation for quality/growth companies that we have seen across the broader market.

2.	Activity

During the period, we exited out position in Hella. Hella was a German listed, EUR7bn market capitalization automotive parts supplier specializing in lighting and electronics. In August 2020, Faurecia offered to take over Hella for EUR60/share. The SmartETFs Sustainable Energy ETF accepted this offer, receiving the cash consideration for these shares in January 2022.

The portfolio was actively rebalanced during the period and the weighting to Displacement (Demand) fell from 43.7% at the end of 2021 to 36.1% at the end of June 2022 while the weighting to Renewables (Supply) increased from 51.5% to 57.0%.

3.	Outlook

Looking at the remainder of 2022 and beyond, we expect further acceleration of the energy transition driven by improved relative economics and security of supply concerns, albeit slowed near term by continued inflationary and supply chain headwinds. Importantly, new policy schemes like REPowerEU are not yet contributing to the strong demand outlook; their impact is still to be felt over a number of years ahead and will be supportive of multi-year and decade growth outlooks.

●	The IEA has described solar power as “the cheapest electricity in history” and, despite near-term headwinds and cyclical cost inflationary factors, large-scale solar remains at the bottom end of the cost curve and is likely to get economically more attractive in the year ahead. Chinese solar manufacturers are investing for further growth across polysilicon (+150% increase in capacity in 2023 vs 2Q 2022) as well as 10-30% increases in capacity in 2022 vs 4Q2021 across the remainder of the solar value chain. Rapid growth in solar installations is likely in the years ahead. European growth will accelerate sharply and sustain through to 2030 (partly thanks to RePowerEU) while the US solar industry is likely to return to growth in the second half of the year. We note a new optimism in the US following President Biden’s executive order to overrule import tariffs for 24 months. Legal challenges to the executive order, implementation of the new Uyghur human rights rules and the result of net metering discussions (at the end of 2022) could provide bumps in the road, but demand for solar in the US appears to be robust and supported by policy.

●	While global wind installations are expected to return to growth in 2022, the outlook for developed world wind companies continues to be blighted by flat global ex-China demand, supply chain issues and raw material cost inflation. Development of wind power is a key component in solving Europe’s security of supply issues but the longer-term development cycle means that onshore wind installations will not pick up meaningfully until the middle of the decade, and growth in offshore wind installations will only be small in absolute terms for a few more years yet. Importantly, policy support remains robust and economics are supportive, but the market remains tough for manufacturers.

●	Energy efficiency will continue to receive a good proportion of post-Covid stimulus spending, with a continued focus on buildings. We expect an acceleration in the penetration of LED lighting, insulation and heat pumps, as well as a focus on grid and transmission upgrades. The IEA estimates that to meet current government policies, energy efficiency spending needs to increase from a recent average level of around $250bn pa to around $375bn this decade and nearly $550bn in the 2030s. As an illustration of new policy commitments, the EU’s RePower Europe plan includes the ambition to install 10 million new heat pumps over 2021-25 and 30 million new pumps in total by 2030 (1.5x the number of currently installed heat pumps in the EU).

●	EV sales should exceed 10mn this year although ultimate EV sales could be weaker if economic conditions weaken sharply. The market remains very strong with Chinese sales data (May 2022) suggesting over 400,000 xEV sales in the month (up >100% on May 2021) and representing a 31% market share. Whatever the near-term demand, we believe that the rush to build lithium battery plants will continue unabated with 2022 investment in new manufacturing plant being double the level seen in 2021.

Despite long-term attractive growth, the near term is still likely to be held back somewhat as a result of energy and raw material inflation compounded by continuing supply chain pressures. These pressures will affect portfolio holdings in different ways with our displacement and installation subsectors seeing higher energy, raw material and finished product prices while our electrification subsector suffers similar issues (especially in battery metals and semiconductors) combined with the greatest exposure to recessionary factors. Our generation subsector remains relatively immune on existing power generation assets but higher material costs will require higher power prices for new installations. We would expect investment in new capacity to continue somewhat undeterred by economic conditions (utility-scale renewable investments were at record levels in 2021) since their new supply will likely be cheaper than existing sources and will represent a source of potential savings for consumers.

At June 30, 2022, the SmartETFs Sustainable Energy ETF traded on a 2022/23 P/E ratio of 20.8x/16.9x and 2022/23 EV/EBITDA multiple of 12.6x/10.3x. The Fund trades at about a 30% premium to the MSCI World Index, which we see as justified given the attractive growth rates available to invest in across the sector. As a sense check, consensus EPS growth (2021-2023E) of the portfolio (at c.20%pa) is well ahead of the MSCI World (at c.10%pa), and looking over the next five years, we believe that the portfolio is likely to deliver average earnings growth of around 13-14%pa, comfortably ahead of growth in the MSCI World.

Will Riley and Jonathan Waghorn

July 2022

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund’s focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various sectors. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged, not available for investment and does not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Sustainable Energy II ETF

Schedule of Investments

at June 30, 2022 (Unaudited)

Shares	Common Stocks: 93.5%	Value ($)
	Electrification: 31.9%
1,530	Aptiv PLC*	$136,277
2,466	Gentherm Inc.*	153,903
5,616	Infineon Technologies AG	135,891
2,574	Itron Inc.*	127,233
6,210	Johnson Matthey PLC	145,533
306	LG Chem Ltd.	122,505
3,744	ON Semiconductor Corporation*	188,361
360	Samsung SDI Co., Ltd.	148,593
1,404	Schneider Electric SE	166,112
3,744	Sensata Technologies Holding*	154,665
		1,479,073
	Energy Efficiency: 10.7%
3,348	Ameresco Inc.*	152,535
1,170	Hubbell Inc.	208,939
17,550	Nibe Industrier AB - B Shares	131,738
		493,212

	Renewable Energy Generation: 24.5%
1,566	Albioma SA	81,858
95,994	China Longyuan Power Group Corp Ltd.	185,466
228,000	China Suntien Green Energy Corp Ltd.	116,229
20,105	Iberdrola SA	208,499
3,078	Nextera Energy Inc.	238,422
2,052	Ormat Technologies Inc.	160,774
11,196	TransAlta Renewables Inc.	143,076
		1,134,324

	Renewable Equipment Manufacturing: 26.4%
5,454	Canadian Solar Inc.*	169,838
1,260	Eaton Corp. PLC	158,747
702	Enphase Energy Inc.*	137,058
2,520	First Solar Inc.*	171,688
7,506	Siemens Gamesa Renewable Energy SA	140,878
432	Solaredge Technologies Inc.*	118,230
2,250	TPI Composites Inc.*	28,125
5,724	Vestas Wind Systems A/S	120,892
116,000	Xinyi Solar Holdings Ltd.	179,177
		1,224,633

	Total Common Stocks (Cost $5,483,409)	4,331,242

	Total Investments (Cost $5,483,409) - 93.5%	4,331,242
	Other Assets in Excess of Liabilities - 6.5%	300,478
	Total Net Assets - 100.0%	$4,631,720

*	Non-income producing security.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Sustainable Energy II ETF

Schedule of Investments

at June 30, 2022 (Unaudited)

Country Breakdown	Percent of Total Net Assets
Common Stocks
United States	40.6%
China	10.4%
Spain	7.5%
Canada	6.8%
South Korea	5.9%
France	5.4%
Britain	3.1%
Ireland	2.9%
Germany	2.9%
Sweden	2.8%
Denmark	2.6%
Israel	2.6%
Total Investments	93.5%
Other Assets in Excess of Liabilities	6.5%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SMARTETFS ASIA PACIFIC DIVIDEND BUILDER ETF

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2022

1.	Performance

AVERAGE Annual Total Returns	6 months (Actual)	1 Year	3 Year	5 Year	10 Year
Asia Pacific Dividend Builder ETF (Net Asset Value)	-13.07%	-13.37%	5.46%	4.86%	6.89%
Asia Pacific Dividend Builder ETF (Market Price)	-12.90%	-13.12%	5.67%	4.99%	6.96%

Benchmark Index:
MSCI AC Pacific ex japan Index (net return)	-15.71%	-25.33%	1.39%	2.80%	5.04%

For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times

The Fund fell -13.07% in the first six months of 2022 compared to the MSCI AC Pacific ex Japan Net Total Return Index which fell -15.71%. Of the dividends declared in the first half (some of which will be paid in second half), 23 companies increased, 3 were unchanged, 9 fell and 1 was omitted.

The big story in Asia is the easing of conditions in China as the lockdowns imposed during the first half are lifted. Inflation in China is more moderate than in the rest of the world with producer prices rising 6.4% YoY in May, well below the peak rate of 13% YoY hit in October 2021, and consumer prices rising 2.1% YoY. This compares favourably to the US where producer prices and consumer prices were running at 16.7% and 8.6% YoY respectively and to Europe. We believe that China’s monetary and cyclical position gives room to the government and central bank to direct policy toward reacceleration of growth whereas the US and Europe are forced to direct policy toward fighting inflation and accepting the real possibility of recession.

The outperformance of the Fund over the benchmark this year cannot simply be attributed to China alone. In the first four months of the year the Fund beat its benchmark by 2.8% during which time MSCI China underperformed the region by -6.5%. However, in May and June the Fund’s Chinese exposure did contribute to the Fund’s incremental outperformance of 0.3% by offsetting significant weakness elsewhere.

The best performing stock in the first half of the year was Chinese property developer, China Overseas Land & Investment (COLI). The company is financially strong, with low debt and none of the issues that have dragged on the wider sector. Indeed, COLI has been able to take advantage of others’ misfortunes by accumulating land for future development at lower prices in the absence of competitors who are occupied with shoring up their finances. The weakest stock was Novatek Microelectronics in Taiwan, a designer of semiconductors for use consumer electronics. The weakness is attributable to worries about semiconductor oversupply, rising competition and concerns about the outlook for consumer demand. The company is expected to deliver the highest dividend growth in the portfolio this year which is both good and bad. We welcome the higher dividend which reflects the higher earnings we have seen in recent years, but it suggests a lower growth outlook for the company.

2.	PORTFOLIO CHANGES

We made one switch in the portfolio, at the beginning of the year. We sold Korean tobacco company KT&G and bought back Industrial Commercial Bank of China (ICBC), which we sold in 2019. KT&G offered a yield of 6% but has a very modest earnings growth outlook over the next two years which is also reflected by the absence of dividend growth in 2021 and forecast for 2022. Nevertheless, the stock still trades on a valuation that is in line with its long run average. By contrast, ICBC was trading on a valuation that was at a 40% discount to its long run average, offered a yield at the time of purchase of 6.8%. After the purchase, the bank reported a 12% dividend increase on a 9% increase in 2021 earnings.

3.	PORTFOLIO POSITION

The largest country exposures in the Fund are to China at 38% followed by Taiwan at 19%, Australia at 9.5% and Singapore at 8%. China exposure to equal to the benchmark weight; Singapore is 5% over and Taiwan is 4% over while Australia is 8% under the benchmark weight. Korea is 7% under-weight relative to the benchmark.

The Fund’s Chinese exposure is mainly focussed on the domestic market with only Shenzhou International (a 2.7% position) having significant overseas exposure as a supplier of fabrics to apparel makers like Adidas, Nike and Uniqlo. Of the 38% overall China exposure 10% is to consumer discretionary, 10% to banks, 3% to each of communication services (video games), dairy, health care, insurance, real estate and utilities. We do not have exposure to the big technology or e-commerce names that dominate the Chinese benchmark because they either do not pay or only pay a small dividend. Taiwanese exposure consists of seven positions of which six are in the technology sector, in semiconductors, electrical component makers and electronic assembly. We have no exposure to software services or to the more cyclical memory chip makers.

The three largest sector exposures are the 30% weight in Financials (21% banks, 9% insurance), 21% in Technology and 20% in Consumer discretionary. These three are overweight against the benchmark by 8%, 5% and 3% respectively. There is 12% in Real estate, making it 7% overweight, of which 8% is in Real Estate Investment Trusts (REITs). The biggest underweights are in Energy, Materials and Industrials where we have no exposure. The Energy and Materials complex did well for most of the first half of the year, but both have fallen back in the last two months.

The portfolio is 70% focused on companies with regional sales and 30% exposed to overseas markets. There is a 70% exposure to Emerging Asia and 30% exposure to Developed Asia (Australia, Hong Kong, New Zealand and Singapore). The split between Consumer and non-Consumer is more subjective. Most banks we treat as non-consumer unless they lean heavily into consumer finance and private customers. We treat general and life insurance as primarily Consumer whereas we treat re-insurance as non-Consumer. Some technology component makers supply commercial customers, but where the end products are mainly consumer electronics, we categorise them as Consumer. We assess the split between Consumer and non-Consumer at 63% and 37%.

4.	OUTLOOK

There is an unpleasant mix of factors coming together in developed markets. Inflation pressures are not solely the result of strong demand, which interest rates are well-suited to address, but also a product of supply side shortages where higher interest rates are less effective. The mix of higher prices from the supply side and weaker demand resulting from higher interest rates is the basis for a potentially stagflationary environment. Added to that, rising bond yields increase the interest burden on public finances following a significant increase in public debt during recent years of low interest rates and lifted further by COVID support programmes in 2020. This limits the options available for cyclical support and indeed could see a higher tax burden on business and consumers.

Our belief is that China’s monetary and cyclical position gives room to the government and central bank to direct policy toward reacceleration of growth whereas the US and Europe are forced to direct policy toward fighting inflation and accepting the real possibility of recession. There is of course, the possibility that Chinese inflation pressures may emerge as demand recovers but we think this will take time; the lockdowns were extensive and had a significant impact on consumer confidence so we believe this issue is unlikely to arise until next year by which time higher interest rates and weaker demand elsewhere may have reduced price pressures.

The region may well benefit from a ‘China-pull’ as activity picks up, but it is likely to be domestic activity, rather than exports that is the driver in the short term. Fundamentally, it is our view that the Asian region, which is a global creditor rather than a debtor, is in a stronger position relative to other regions. Domestic or regionally focused companies account for 70% of the portfolio. Of the remaining 30%, technology accounts for 21% and this can be split further into products aimed at commercial & infrastructure customers (6%) and those for consumer electronics (15%). Non-tech consumer discretionary manufacturing exposure, where the US and Europe are meaningful end-markets is at 5% and the remaining 4% is in two Australian names, in travel and health care.

In this environment we will, therefore, keep a closer eye on the 5% in non-tech export manufacturers and on the 15% exposed to consumer electronics. Exposure to external factors does not mean we think we should exit. We believe we are in businesses that are centres of excellence in terms of management, production processes, product design and customer relationships, indicated by the return on capital achieved over time. Furthermore, we see that because of the cyclical headwinds their stock valuations are either in line or well below the average valuations over the last 15 years. If the headwinds are cyclical, as we believe, then this is the opportunity to add to these positions. Only structural changes to the business or sector, where we think returns on capital above the cost of capital can no longer be sustained would changes be justified.

Edmund Harriss and Mark Hammonds

July 2022

International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

The companies in which the Fund invests may be subject to rapid changes in technology, intense competition, rapid obsolescence of products and services, loss of intellectual property protections, evolving industry standards and frequent new product productions and changes in business cycles and government regulations.

These risks could adversely affect the value of companies in which the Fund invests. Limitations on applications for autonomous or electric vehicles could adversely affect the value of companies in which the Fund invests.

The MSCI AC Pacific Ex-Japan Index is a market capitalization weighted index that monitors the performance of stocks from the Pacific region, excluding Japan. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. The index is unmanaged and not available for investment, and do not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Asia Pacific Dividend Builder ETF

Schedule of Investments

at June 30, 2022 (Unaudited)

Shares	Common Stocks: 99.2%	Value ($)
	Australia: 10.0%
6,881	Corporate Travel Management Ltd.	$87,950
3,007	JB Hi-Fi Ltd.	79,815
36,910	Metcash Ltd.	108,007
3,853	Sonic Healthcare Ltd.	87,778
		363,550
	China: 37.1%
156,000	China Construction Bank Corp. - H Shares	104,775
56,000	China Lilang Ltd.	27,834
67,000	China Medical System Holdings	104,515
14,000	China Merchants Bank Co., Ltd. - H Shares	93,672
48,500	China Overseas Land & Investment Ltd.	153,290
20,000	China Resources Gas Group Ltd.	93,162
17,700	Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	103,009
228,000	Industrial and Commercial Bank of China Ltd. - H Shares	135,407
1,016	NetEase Inc. - ADR	94,854
15,500	Ping An Insurance Group Company of China Ltd. - H Shares	105,387
5,100	Shenzhou International	61,779
40,900	Suofeiya Home Collection - A Shares	168,055
11,994	Zhejiang Supor Cookware - A Shares	100,966
		1,346,705
	Hong Kong: 6.5%
34,500	BOC Hong Kong Holdings Ltd.	136,302
12,224	Link REIT/The	99,704
		236,006

	India: 2.1%
5,969	Tech Mahindra LTD	75,590

	Malaysia: 3.1%
114,700	Public Bank Bhd	113,724

	Singapore: 9.1%
52,354	Ascendas Real Estate Investment Trust - REIT	107,403
74,200	CapitaLand Mall Trust - REIT	115,900
4,986	DBS Group Holdings Ltd.	106,521
		329,824
	South Korea: 4.4%
8,991	Hanon Systems	70,107
13,332	Korean Reinsurance Co	86,888
		156,995

The accompanying notes are an integral part of these financial statements.

SmartETFs Asia Pacific Dividend Builder ETF

Schedule of Investments

at June 30, 2022 (Unaudited)

Shares	Common Stocks: 99.2%	Value ($)
	Taiwan: 17.6%
18,000	Catcher Technology Co., Ltd.	$100,212
14,000	Elite Material Co., Ltd.	84,065
29,517	Hon Hai Precision Industry Co., Ltd.	108,230
1,400	Largan Precision Co., Ltd.	81,239
8,000	Nien Made Enterprise Co., Ltd.	78,851
10,500	Novatek Microelectronics Corp.	106,671
991	Taiwan Semiconductor Manufacturing Co., Ltd.	81,014
		640,282

	Thailand: 2.9%
41,300	Tisco Financial Group PCL/Foreign	103,543

	United States: 6.4%
2,253	Aflac Inc.	124,659
846	QUALCOMM Inc.	108,068
		232,727

	Total Common Stocks (Cost $2,994,673)	3,598,946

	Total Investments (Cost $2,994,673): 99.2%	3,598,946
	Other Assets in Excess of Liabilities - 0.8%	29,687
	Net Assets: 100.0%	$3,628,633

ADR - American Depository Receipt

PCL - Public Company Limited

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

SmartETFs Asia Pacific Dividend Builder ETF

Schedule of Investments

at June 30, 2022 (Unaudited)

Industry Breakdown	Percent of Total Net Assets
Common Stocks
Financial	43.7%
Consumer, Cyclical	18.6%
Technology	12.9%
Consumer, Non-cyclical	11.1%
Industrial	10.3%
Utilities	2.6%
Total Investments	99.2%
Liabilities in Net Excess of Other Assets	0.8%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SMARTETFS DIVIDEND BUILDER ETF

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2022

AVERAGE Annual Total Returns	6 months (Actual)	1 Year	3 Year	5 Year	10 Year
Dividend Builder ETF (Net Asset Value)	-13.14%	-4.93%	9.92%	9.60%	10.33%
Dividend Builder ETF (Market Price)	-12.71%	-4.63%	10.06%	9.68%	10.38%

Benchmark Index:
MSCI World Index (net return)	-20.51%	-14.34%	6.98%	7.66%	9.50%

For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times

Dividend Review

The Fund’s dividend yield at the end of the quarter was 2.1% (net of withholding tax) vs the MSCI World Index’s 2.2% (gross of withholding tax).

So far, in 2022, we have had dividend updates from 26 of our 35 holdings.

●	23 companies announced increases for their 2022 dividend vs 2021

●	3 companies announced a flat dividend

●	0 companies announced dividend cuts

●	0 companies announced dividend cancellations

Performance Review

The SmartETFs Dividend Builder ETF in the first six months of 2022 produced a total return of -13.14% (in USD), versus the MSCI World Index return of -20.51% (in USD). The fund therefore outperformed by 7.37%.

The first 6 months of 2022 was the worst beginning of the year in developed equity markets for more than 50 years with inflation the main concern on investor’s minds. Indeed, inflation continued to climb to decade-highs across developed markets, with the US reaching 8.6% in May whilst the Eurozone reached 8.1%. Whilst inflation is a global issue, it is important to note the regional differences driving these headline numbers; in the US, wage growth continued to be a significant factor with the latest figures at 5.1%, whereas in Europe and the UK, commodity prices (principally energy and food) have continued to climb, exacerbated by Russia’s invasion of Ukraine, and have been the primary inflationary driver.

In response to the global issue of inflation, central banks have continued to tighten monetary policies, realising a stark change in opinion – most notably the Fed which retired their labelling of inflation as ‘transitory’. The market is now focused on how fast and how aggressive central banks will be. Indeed, in Q2, the Fed continued to be reactive to new data, raising rates by 75bps to 1.75%, the largest rate hike since 1994. With this, the market now expects rates in the US to rise to over 3% by year-end – a significant acceleration from the <1% policy rate markets had expected at the end of 2021.

With this increasingly aggressive stance that central banks are having to take to control inflation, investors are progressively more worried that tighter monetary policies will push economies into recession. Whilst analysts have generally been positive on earnings upgrades year-to-date, recessionary concerns are beginning to cause these to flatten and, in some regions, trend down.

In H1 2022, the Fund’s outperformance versus the MSCI World Index can be attributed to:

●	Value continued to outperform growth (albeit with a late rotation back in favor of growth mid-June), which acted as a tailwind to Fund performance.

●	Dividend-paying stocks as a group were in favor, as the market rewarded those companies with higher shareholder returns in a period of slower growth.

●	The Fund’s largest overweight sector position relative to the benchmark, Consumer Staples, was the largest contributor to the Fund’s outperformance through both asset allocation and stock selection. 4 of the top 5 Fund performers were from this sector, including our two tobacco holdings British American Tobacco (+17.8% in USD YTD) and Imperial Brands (+6.3%).

●	Industrials was the sector largest contributor, primarily through stock selection as BAE Systems ended the first 6 months of the year as the Fund’s top performer (+38.2% in USD YTD).

●	Conversely, 3 sectors in which we do not have exposure, Energy, Utilities, and Real Estate, were relative drags on performance as these areas performed well over the 1H 22 (with Energy the top performing sector overall, + 24.7% in USD).

Activity

We made no changes to the portfolio in the first half of the year.

Portfolio Positioning

We continue to maintain a fairly even balance between quality defensive and quality cyclical/growth companies. We have approximately 45% in quality defensive companies (e.g. Consumer Staples and Healthcare) and around 55% in quality cyclical or growth-oriented companies (e.g. Industrials, Financials, Consumer Discretionary, Information Technology, etc.)

While the defensive names tend to have lower beta and hold up better when markets are falling, the cyclical holdings allow the Fund to capture performance when markets are rebounding and rising. However, it is important to note that we believe that within these more cyclical sectors we are owning the ‘quality’ businesses. All the companies we seek to invest in have strong balance sheets and a history of performing well in difficult market environments. Within Financials, for example, we hold no Banks, which helps to dampen the cyclicality of our Financials, but we do own exchange groups such as CME and Deutsche Boerse (which do well in periods of market volatility as volumes tend to increase).

The Fund also has zero weighting to Energy, Utilities, Materials, Real Estate and Communication. The largest overweight is to Consumer Staples.

In terms of geographic exposure, the largest difference between the Fund and the benchmark is our exposure to the US (as measured by country of domicile). The Fund at quarter end had c.54% weighting to North America, which compares to the index at c.71%.

The largest geographic overweight remains Europe ex-UK and the UK, though we are diversified around the world with 54% in the US, 40% in Europe and 5% in Asia Pacific. Within Asia Pacific we have one company listed in Taiwan (Taiwan Semiconductor Manufacturing) and one company listed in Australia (Sonic Healthcare).

Outlook

Whilst the Fund tends to trade at a discount to the broader market, at the end of the quarter the Fund was trading on a small premium to the broad market. This has been a result of the Fund’s relative outperformance in the near term and potentially reflects a market multiple which is already discounting a drop in earnings. If the ‘E’ in the market PE ratio is actually expected to fall (as many commentators are alluding to, due to the slow reaction of company analysts to a changing macro environment) then, all things equal, the PE ratio of market should, in fact, be higher. This blunt analysis also assumes that the fund ‘E’ is less likely to fall – which we can argue makes sense with the higher quality characteristics seen across the fund holdings. We will have to wait and see how this progresses, but it is clear the market is anticipating the upcoming earnings season may result in downgrades of earnings at the index level.

The Fund continues to offer a portfolio of consistently highly profitable companies with strong balance sheets and pricing power to pass on higher costs. We believe there is a strong case for dividend investing in general, and particularly in low growth environments such as we are experiencing today. Further, we believe that sustainable and growing dividends may offer better opportunities than a ‘high yield’ dividend approach, as ‘high yield’ stocks can often be in more economically sensitive sectors, or sectors with greater regulatory influence, which have historically performed poorly in recessionary-type environments.

As ever, we believe our unchanging approach of focusing on quality compounders and dividend growers should continue to stand us in good stead in our search for rising income streams and long-term capital growth.

Ian Mortimer

Matthew Page

July 2022

The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in small- or mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. When inflation rate is greater than expected, that markets may respond differently to changes in the inflation rate than the Advisor expects, or inflation may manifest in such a way that the Fund is unable to provide reasonable protection against inflation.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. This index is unmanaged and is not available for investment, and does not incur expenses.

The S&P 500 Index is a free float-adjusted market capitalization weighted index of the 500 largest publicly traded companies in the US. One cannot invest directly in an index

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company’s trailing months’ earnings per share.

Earnings growth is not a measure of the Fund’s future performance.

SEC 30-day Yield:

Subsidized (after waivers) – 1.54%

Unsubsidized – 0.95%

The unsubsidized SEC yield is calculated with a standardized formula mandated by the SEC. The formula is based on maximum offering price per share and does not reflect waivers in effect.

Dividend yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price.

Diversification does not assure a profit nor protect against loss in a declining market.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Dividend Builder ETF

Schedule of Investments

at June 30, 2022 (Unaudited)

Shares	Common Stocks: 99.6%	Value ($)
	Australia: 2.4%
22,314	Sonic Healthcare Ltd.	$508,354

	Denmark: 4.6%
8,627	Novo Nordisk A/S	956,840

	France: 4.5%
8,600	Danone SA	479,999
4,019	Schneider Electric SE	475,502
		955,501
	Germany: 4.5%
3,693	Deutsche Boerse AG	617,665
5,364	Henkel AG & Company KGaA	330,414
		948,079
	Ireland: 2.2%
5,112	Medtronic PLC	458,802

	Switzerland: 8.4%
19,404	ABB Ltd.	517,549
5,355	Nestle SA	625,175
1,838	Roche Holding AG	613,373
		1,756,097
	Taiwan: 2.0%
5,241	Taiwan Semiconductor Manufacturing Co., Ltd.	428,452

	United Kingdom: 18.1%
87,149	BAE Systems PLC	880,585
15,251	British American Tobacco PLC	653,289
14,265	Diageo PLC	612,963
29,126	Imperial Tobacco Group PLC	650,848
6,733	Reckitt Benckiser Group PLC	505,615
10,836	Unilever PLC	490,744
		3,794,044
	United States: 52.9%
5,793	AbbVie Inc.	887,256
11,520	Aflac Inc.	637,402
4,779	Arthur J Gallagher & Co.	779,168
820	BlackRock Inc.	499,413
1,281	Broadcom Inc.	622,323
11,910	Cisco Systems Inc.	507,842
2,925	CME Group Inc.	598,748
4,346	Eaton Corp. PLC	547,553
2,709	Illinois Tool Works Inc.	493,715
3,679	Johnson & Johnson	653,059
2,431	Microsoft Corp.	624,354
8,873	Otis Worldwide Corp.	627,055

The accompanying notes are an integral part of these financial statements.

SmartETFs Dividend Builder ETF

Schedule of Investments

at June 30, 2022 (Unaudited)

Shares	Common Stocks: 99.6%	Value ($)
	Common Stocks (Continued)
	United States (Continued)
6,081	Paychex Inc.	$692,444
4,265	PepsiCo Inc.	710,805
4,484	Procter & Gamble Co/The	644,754
7,603	Raytheon Techologies Corp.	730,724
3,549	Texas Instruments Inc.	545,304
7,520	VF Corp.	332,158
		11,134,077

	Total Common Stocks (Cost $17,001,345)	20,940,246

	Total Investments in Securities (Cost $17,001,345): 99.6%	20,940,246
	Other Assets less Liabilities: 0.4%	92,220
	Net Assets: 100.0%	$21,032,466

ADR - American Depository Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Dividend Builder ETF

Schedule of Investments

at June 30, 2022 (Unaudited)

Industry Breakdown	Percent of Total Net Assets
Common Stocks
Consumer, Non-cyclical	46.5%
Industrial	20.3%
Financial	14.9%
Technology	13.9%
Communications	2.4%
Consumer, Cyclical	1.6%
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF ASSETS AND LIABILITIES

at June 30, 2022 (Unaudited)

	Smart Transportation & Technology ETF	Advertising & Marketing Technology ETF	Sustainable Energy II ETF
Assets:
Investments in securities, at cost	$12,814,509	$2,401,683	$5,483,409
Investments in securities, at value	$11,378,303	$1,371,412	$4,331,241
Cash	713,363	102,443	317,399
Foreign currency, at value
(Cost $0, $0, and $569, respectively)	-	-	569
Receivables:
Dividends receivable	23,096	14	12,564
Tax reclaim	9,855	54	3,256
Due from Advisor, net	-	7,963	7,043
Total Assets	$12,124,617	$1,481,886	$4,672,072

Liabilities:
Due to Advisor, net	3,526	-	-
Custody fees and expenses	-	10,346	8,365
Transfer agent fees and expenses	-	9,958	5,898
Fund Accounting expense	-	12,061	18,768
Audit fees payable	6,486	9,066	4,656
Printing	-	6,089	863
Legal fees payable	1,324	1,912	643
CCO fees payable	644	701	120
Trustee's fees payable	399	2,253	142
Fund Administration fees	-	140	193
Other accrued payable	-	361	704
Total Liabilities	12,379	52,887	40,352

Net Assets	$12,112,238	$1,428,999	$4,631,720

Composition of Net Assets:
Paid-in capital	$13,324,162	$2,574,416	$5,787,554
Total distributable earnings	(1,211,924)	(1,145,417)	(1,155,834)
Net Assets	$12,112,238	$1,428,999	$4,631,720

Number of shares issued and outstanding
(unlimited number of shares authorized, no par value)	350,002	100,001	180,000
Net Asset Value, Offering and Redemption Price Per Share	$34.61	$14.29	$25.73

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF ASSETS AND LIABILITIES

at June 30, 2022 (Unaudited)

	Asia Pacific Dividend Builder ETF	Dividend Builder ETF
Assets:
Investments in securities, at cost	$2,994,673	$17,001,345
Investments in securities, at value	$3,598,946	$20,940,246
Cash	129,917	165,191
Foreign currency, at value (Cost $0 and $7,540)	-	7,540
Receivables:
Investment securities sold	493	-
Dividends receivable	17,815	5,892
Tax reclaim	-	56,935
Due from Advisor, net	10,784	2,623
Total Assets	$3,757,955	$21,178,427

Liabilities:
Payable for securities purchased	58,721	-
Deferred foreign tax liability	945	-
Dividend Payable	30,877	109,188
Custody fees and expenses	7,721	7,842
Audit fees payable	6,403	6,230
Transfer agent fees and expenses	9,791	9,025
Fund Accounting expense	11,146	10,056
Legal fees payable	499	593
CCO fees payable	518	542
Printing	1,428	713
Fund Administration fees	341	930
Trustee's fees payable	364	377
Other accrued payable	568	465
Total Liabilities	129,322	145,961

Net Assets	$3,628,633	$21,032,466

Composition of Net Assets:
Paid-in capital	$3,043,520	$17,059,896
Total distributable earnings	585,113	3,972,570
Net Assets	$3,628,633	$21,032,466

Number of shares issued and outstanding
(unlimited number of shares authorized, no par value)	257,305	909,899
Net Asset Value, Offering and Redemption Price Per Share	$14.10	$23.12

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2022 (Unaudited)

	Smart Transportation & Technology ETF	Advertising & Marketing Technology ETF	Sustainable Energy II ETF
Investment Income:
Dividends*	$147,026	$524	$35,487
Total income	147,026	524	35,487

Expenses:
Advisory fees	47,772	6,458	20,102
Custody fees and expenses	-	7,496	10,432
Transfer agent fees and expenses	-	8,896	7,526
Printing	-	6,503	6,316
Legal fees	3,722	3,425	2,612
Audit fees	6,486	8,996	5,561
Fund Accounting expense	-	18,943	16,789
CCO fees and expenses	3,529	2,683	2,819
Trustees' fees and expenses	2,837	2,166	2,270
Miscellaneous	-	5,255	2,302
Fund Administration expense	-	471	1,258
Insurance	-	72	146
Interest expense	-	-	12
Total expenses	64,346	71,364	78,145
Less: fees waived and expenses absorbed	(16,625)	(64,925)	(57,974)
Net expenses	47,721	6,439	20,171
Net Investment Income (Loss)	99,305	(5,915)	15,316

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	50,017	(106,363)	4,766
Foreign Currency	(4,881)	(61)	(986)
	45,136	(106,424)	3,780
Net change in unrealized depreciation on:
Investments	(4,639,832)	(1,152,285)	(1,313,706)
Foreign Currency	(778)	(7)	(187)
	(4,640,610)	(1,152,292)	(1,313,893)
Net realized and unrealized loss on investments and foreign currency	(4,595,474)	(1,258,716)	(1,310,113)

Net Decrease in Net Assets Resulting from Operations	$(4,496,169)	$(1,264,631)	$(1,294,797)

*	Net of foreign taxes withheld of $17,799, $126 and $2,898, respectively.

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2022 (Unaudited)

	Asia Pacific Dividend Builder ETF	Dividend Builder ETF
Investment Income:
Dividends*	$53,829	$337,516
Total income	53,829	337,516

Expenses:
Advisory fees	14,657	50,823
Custody fees and expenses	13,785	11,026
Transfer agent fees and expenses	7,802	8,010
Audit fees	6,404	6,404
Fund Accounting expense	19,631	17,816
Printing	5,070	4,227
CCO fees and expenses	2,858	4,261
Legal fees	1,924	8,431
Trustees' fees and expenses	2,309	3,442
Fund Administration expense	952	5,501
Miscellaneous	7,209	7,812
Insurance	163	889
Interest expense	13	-
Total expenses	82,777	128,642
Less: fees waived and expenses absorbed	(67,521)	(55,188)
Net expenses	15,256	73,454
Net Investment Income	38,573	264,062

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	386	-
Foreign Currency	(882)	(2,003)
	(496)	(2,003)
Net change in unrealized appreciation (depreciation) on:
Investments	(605,364)	(3,470,293)
Deferred foreign taxes	16,193	-
Foreign Currency	(142)	(3,003)
	(589,313)	(3,473,296)

Net realized and unrealized loss on investments and foreign currency	(589,809)	(3,475,299)

Net Decrease in Net Assets Resulting from Operations	$(551,236)	$(3,211,237)

*	Net of foreign taxes withheld of $4,490 and $16,703, respectively.

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF CHANGES IN NET ASSETS

	Smart Transportation & Technology ETF
	Six Months Ended June 30, 2022†	Year Ended December 31, 2021
INCREASE IN NET ASSETS FROM:
Operations:
Net Investment income	$99,305	$153,005
Net realized gain on investments and foreign currency	45,136	16,445
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(4,640,610)	1,505,323
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,496,169)	1,674,773

Distributions to Shareholders:	-	(91,000)

Capital Transactions:
Proceeds from shares sold	-	7,889,267
Transaction fees	-	5,547
Net Increase in Net Assets from Capital Transactions	-	7,894,814

Total Increase (Decrease) in Net Assets	(4,496,169)	9,478,587

Net Assets:
Beginning of period	16,608,407	7,129,820
End of period	$12,112,238	$16,608,407

Capital Share Activity:
Shares sold	-	175,000
Net Increase in Share Transactions	-	175,000

†	Unaudited

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF CHANGES IN NET ASSETS

	Advertising & Marketing Technology ETF		Sustainable Energy II ETF
	Six Months Ended June 30, 2022†	Year Ended December 31, 2021	Six Months Ended June 30, 2022†	Year Ended December 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net Investment income (loss)	$(5,915)	$(16,321)	$15,316	$13,978
Net realized gain (loss) on investments and foreign currency	(106,424)	(2,990)	3,780	123,443
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,152,292)	122,074	(1,313,893)	66,947
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,264,631)	102,763	(1,294,797)	204,368

Distributions to Shareholders:	-	-	-	(156,600)

Capital Transactions:
Proceeds from shares sold	-	2,338,370	-	4,974,083
Transaction fees (Note 4)	-	-	-	(242)
Net Increase in Net Assets from Capital Transactions	-	2,338,370	-	4,973,841

Total Increase (Decrease) in Net Assets	(1,264,631)	2,441,133	(1,294,797)	5,021,609

Net Assets:
Beginning of period	2,693,630	252,497	5,926,517	904,908
End of period	$1,428,999	$2,693,630	$4,631,720	$5,926,517

Capital Share Activity:
Shares sold	-	90,000	-	150,000
Net Increase in Share Transactions	-	90,000	-	150,000

†	Unaudited

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF CHANGES IN NET ASSETS

	Asia Pacific Dividend Builder ETF		Dividend Builder ETF
	Year Ended		Year Ended
	Six Months Ended June 30, 2022†	December 31, 2021^	Six Months Ended June 30, 2022†	December 31, 2021^
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net Investment income	$38,573	$120,107	$264,062	$497,556
Net realized gain (loss) on investments and foreign currency	(496)	379,714	(2,003)	2,830,158
Net change in unrealized appreciation (depreciation) on investments, deferred foreign taxes, and foreign currency	(589,313)	(56,448)	(3,473,296)	1,955,119
Net Increase (Decrease) in Net Assets Resulting from Operations	(551,236)	443,373	(3,211,237)	5,282,833

Distributions to Shareholders:	(38,596)	(598,780)	(227,475)	(1,151,828)

Capital Transactions:
Proceeds from shares sold	-	453,040	-	5,627,119
Reinvestment of distributions	-	11,729	-	139,178
Transaction fees	-	779	-	-
Cost of shares redeemed	-	(265,942)	-	(7,481,140)
Net Increase (Decrease) in Net Assets from Capital Transactions	-	199,606	-	(1,714,843)

Total Increase (Decrease) in Net Assets	(589,832)	44,199	(3,438,712)	2,416,162

Net Assets:
Beginning of period	4,218,465	4,174,266	24,471,178	22,055,016
End of period	$3,628,633	$4,218,465	$21,032,466	$24,471,178

Capital Share Activity:
Shares sold	-	24,540	-	241,629
Shares issued on reinvestment	-	634	-	5,961
Shares redeemed	-	(14,581)	-	(306,086)
Net Increase (Decrease) in Share Transactions	-	10,593	-	(58,496)

†	Unaudited

^	Prior to March 27, 2021, the Funds were operating as a traditional open-end mutual fund.

The accompanying notes are an integral part of these financial statements.

SmartETFs Smart Transportation & Technology ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended		For the Period November 14, 2019*
	June 30, 2022†		December 31, 2021	December 31, 2020	to December 31, 2019
Net asset value, beginning of period	$47.45		$40.74	$26.36	$25.00

Investment operations:
Net investment income	0.29		0.44	0.06	0.02
Net realized and unrealized gain (loss) on investments	(13.13)		6.53	15.42	1.34
Total from investment operations	(12.84)		6.97	15.48	1.36

Distributions to Shareholders from:
Net investment income	-		(0.22)	(0.08)	-
Realized gain	-		(0.04)	(1.02)	-
Total distributions	-		(0.26)	(1.10)	-

Net asset value, end of period	$34.61		$47.45	$40.74	$26.36

Total return	(27.06	%)(1)	17.12%	59.08%	5.43	%(1)

Ratios/Supplemental Data:
Net assets, end of period (millions)	$12.1		$16.6	$7.1	$2.6

Ratio of expenses to average net assets:
Before fee waived	0.92	%(2)	0.88%	1.51%	3.87	%(2)
After fees waived	0.68	%(2)	0.68%	0.68%	0.68	%(2)

Ratio of net investment income (loss) to average net assets:
Before fees waived	1.18	%(2)	0.87%	(0.45%)	(2.44	%)(2)
After fees waived	1.42	%(2)	1.07%	0.38%	0.75	%(2)

Portfolio turnover rate (3)	0.00	%(1)	12.20%	16.10%	0.00	%(1)

†	Unaudited

*	Commencement of operations.

(1)	Not annualized.

(2)	Annualized.

(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

The accompanying notes are an integral part of these financial statements.

SmartETFs Advertising & Marketing Technology ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period.

	Six Months Ended June 30, 2022†		Year Ended December 31, 2021	For the Period December 31, 2020* to December 31, 2020
Net asset value, beginning of period	$26.94		$25.25	$25.25

Investment operations:
Net investment income (loss)	(0.06)		(0.16)	-
Net realized and unrealized gain (loss) on investments	(12.59)		1.85	-
Total from investment operations	(12.65)		1.69	-

Net asset value, end of period	$14.29		$26.94	$25.25

Total return	(46.96	%)(1)	6.69%	0.00	%(1)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,429		$2,694	$252

Ratio of expenses to average net assets:
Before fee waived	7.56	%(2)	4.90%	810.45	%(2)
After fees waived	0.69	%(2)	0.68%	0.68	%(2)

Ratio of net investment income (loss) to average net assets:
Before fees waived	(7.50	%)(2)	(4.82%)	(810.45	%)(2)
After fees waived	(0.63	%)(2)	(0.60%)	0.68	%(2)

Portfolio turnover rate (3)	13.62	%(1)	21.14%	0.00	%(1)

†	Unaudited
*	Commencement of operations.
(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

The accompanying notes are an integral part of these financial statements.

SmartETFs Sustainable Energy II ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period.

	Six Months Ended June 30, 2022†		Year Ended December 31, 2021	For the Period November 11, 2020* to December 31, 2020
Net asset value, beginning of period	$32.93		$30.16	$25.48

Investment operations:
Net investment income (loss)	0.08		0.08	(0.01)
Net realized and unrealized gain (loss) on investments	(7.28)		3.56	4.69
Total from investment operations	(7.20)		3.64	4.68

Distributions to Shareholders from:
Net investment income	-		(0.09)	-
Realized gain	-		(0.78)	-
Total distributions	-		(0.87)	-

Net asset value, end of period	$25.73		$32.93	$30.16

Total return	(21.84	%)(1)	12.11%	18.37	%(1)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,429		$5,927	$905

Ratio of expenses to average net assets:
Before fee waived	3.08	%(2)	2.84%	30.82	%(2)
After fees waived	0.79	%(2)	0.79%	0.78	%(2)

Ratio of net investment income (loss) to average net assets:
Before fees waived	(1.69	%)(2)	(1.76%)	(30.22	%)(2)
After fees waived	0.60	%(2)	0.29%	(0.18	%)(2)

Portfolio turnover rate (3)	7.56	%(1)	24.21%	4.55	%(1)

†	Unaudited
*	Commencement of operations.
(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

The accompanying notes are an integral part of these financial statements.

SmartETFs Asia Pacific Dividend Builder ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended June 30,		Year Ended December 31,
	2022†		2021	2020		2019	2018		2017
Net asset value, beginning of period	$16.39		$16.92	$16.58		$14.22	$17.85		$13.43

Investment operations:
Net investment income	0.14		0.96	0.37		0.51	0.49		0.40
Net realized and unrealized gain (loss) on investments and foreign currency	(2.28)		0.84	1.84		2.35	(3.36)		4.47
Total from investment operations	(2.14)		1.80	2.21		2.86	(2.87)		4.87

Distributions to Shareholders from:
Net investment income	(0.15)		(0.89)	(0.38)		(0.50)	(0.77)		(0.46)
Realized gain	-		(1.44)	(1.49)		-	-		-
Total distributions	(0.15)		(2.33)	(1.87)		(0.50)	(0.77)		(0.46)

Redemption fee proceeds	-		-	-		- (1)	0.01		0.01

Net asset value, end of period	$14.10		$16.39	$16.92		$16.58	$14.22		$17.85

Total return	(13.07	%)(2)	11.27%	13.90%		20.33%	(16.42%)		36.70%

Ratios/Supplemental Data:
Net assets, end of period (millions)	$3.6		$4.2	$4.2		$4.7	$4.2		$7.6

Ratio of expenses to average net assets:
Before fee waived	4.24	%(3)	3.55%	3.00%		4.02%	3.27%		3.48%
After fees waived(4)	0.78	%(3)	0.86%	1.11	%(5)	1.10%	1.12	%(5)	1.12	%(5)

Ratio of net investment income (loss) to average net assets:
Before fees waived	(1.48	%)(3)	(0.04%)	0.98%		0.34%	0.89%		0.20%
After fees waived	1.98	%(3)	2.65%	2.87%		3.26%	3.04%		2.56%

Portfolio turnover rate (6)	4.29	%(2)	27.21%	217.65%		32.99%	23.38%		47.32%

†	Unaudited

(1)	Amount represents less than $0.01 per share.

(2)	Not annualized.

(3)	Annualized.

(4)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.78%, excluding interests expenses, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. Includes financial information of the predecessor mutual fund for the period prior to March 27, 2021. The predecessor mutual fund's expense cap was 1.10%. See Note 7.

(5)	If interest expense had been excluded, expenses would have been lowered by 0.01%, 0.02%, 0.02% for the year ended December 31, 2020, 2018, and 2017, respectively.

(6)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

The accompanying notes are an integral part of these financial statements.

SmartETFs Dividend Builder ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended June 30,		Year Ended December 31,
	2022†		2021	2020	2019	2018	2017
Net asset value, beginning of period	$26.89		$22.77	$20.74	$16.91	$18.09	$15.28

Investment operations:
Net investment income	0.30		0.50	0.45	0.49	0.44	0.41
Net realized and unrealized gain (loss) on investments and foreign currency	(3.82)		4.78	2.00	3.97	(1.77)	2.82
Total from investment operations	(3.52)		5.28	2.45	4.46	(0.73)	3.23

Distributions to Shareholders from:
Net investment income	(0.25)		(0.48)	(0.42)	(0.50)	(0.45)	(0.42)
Realized gain	-		(0.68)	- (1)	(0.13)	-	-
Total distributions	(0.25)		(1.16)	(0.42)	(0.63)	(0.45)	(0.42)

Net asset value, end of period	$23.12		$26.89	$22.77	$20.74	$16.91	$18.09

Total return	(13.14	%)(2)	23.60%	12.26%	26.71%	(4.14%)	21.34%

Ratios/Supplemental Data:
Net assets, end of period (millions)	$21.0		$24.5	$22.1	$12.9	$8.5	$9.0

Ratio of expenses to average net assets:
Before fee waived	1.14	%(3)	1.04%	1.56%	1.98%	2.00%	2.06%
After fees waived(4)	0.65	%(3)	0.66%	0.68%	0.68%	0.68%	0.68%

Ratio of net investment income to average net assets:
Before fees waived	1.85	%(3)	1.56%	1.43%	1.30%	1.12%	1.07%
After fees waived	2.34	%(3)	1.94%	2.31%	2.60%	2.44%	2.45%

Portfolio turnover rate (5)	0.00	%(2)	18.47%	11.48%	18.51%	23.71%	18.61%

†	Unaudited

(1)	Amount represents less than $0.01 per share.

(2)	Not annualized.

(3)	Annualized.

(4)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.65%, excluding interests expenses, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. Includes financial information of the predecessor mutual fund for the period prior to March 27, 2021. The predecessor mutual fund's expense cap was 0.68%. See Note 7.

(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization

Guinness Atkinson™ Funds (the “Trust”), was organized on April 28, 1997 as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust comprises of twelve separate series portfolios, each of which has unique investment objectives and strategies. This report covers five series, which are operated as exchange-traded funds (“ETFs”): SmartETFs Smart Transportation & Technology ETF (“Smart Transportation & Technology ETF”), SmartETFs Advertising & Marketing Technology ETF (“Advertising & Marketing Technology ETF”), SmartETFs Sustainable Energy II ETF (“Sustainable Energy II ETF”), SmartETFs Asia Pacific Dividend Builder ETF (“Asia Pacific Dividend Builder ETF”) and SmartETFs Dividend Builder ETF (“Dividend Builder ETF”) (individually each a “Fund” or collectively the “Funds”). Each Fund is a diversified fund. The investment objective of the Smart Transportation & Technology ETF is long term capital appreciation from investments involved in the manufacture, development, distribution, and servicing of autonomous or electric vehicles. The investment objective of the Advertising & Marketing Technology ETF is long term capital appreciation by investing in publicly-traded equity securities of domestic and foreign companies across multiple sectors that are involved in the development, production or deployment of more targeted and/or more efficient advertising or marketing services. The investment objective of the Sustainable Energy ETF is long term capital appreciation by investing in equity securities of companies that provide or support alternative or renewable sources of energy. The investment objective of the Asia Pacific Dividend Builder ETF is to provide investors with dividend income and long-term capital growth. The investment objective of the Dividend Builder ETF is to seek a moderate level of current income and consistent dividend growth at rate that exceeds inflation. Smart Transportation & Technology ETF commenced operations on November 14, 2019. Advertising & Marketing Technology ETF commenced operations on December 31, 2020. Sustainable Energy II ETF commenced operations on November 11, 2020. The Asia Pacific Dividend Builder ETF and the Dividend Builder ETF commenced operations on March 27, 2021.

Note 2 - Significant Accounting Policies

The Funds are an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Securities Valuations. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Funds’ Valuation Committee in accordance with procedures established by the Board of Trustees. Short term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

Foreign Currency Transactions. The accounting records of the Funds are maintained in U.S. dollars. Financial instruments and other assets and liabilities of the Funds denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in values to financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates. The Funds may be subject to foreign taxes related to foreign income received, capital gains on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invests.

NOTES TO FINANCIAL STATEMENTS (Continued)

Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Fund limits its illiquid investments that are investments to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Realized gains and losses from securities transactions are calculated using the identified cost method.

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. The Funds may be subject to foreign taxation related to capital gains on the sale of securities in the foreign jurisdictions in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that may be payable if securities were disposed of on the valuation date.

Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in the Trust in proportion to their respective assets or another appropriate method.

Use of Estimates. The preparation of financial statements in conformity with U.S. accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no federal income tax or excise provision is required. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Management of the Funds have evaluated tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax period/year ended December 31, 2019-2021 for the Smart Transportation & Technology ETF, for the period/year ended December 31, 2020-2021 for the Advertising & Marketing Technology ETF and the Sustainable Energy II ETF, and for the year ended December 2018-2021 for the Asia Pacific Dividend Builder ETF and the Dividend Builder ETF, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

NOTES TO FINANCIAL STATEMENTS (Continued)

Indemnifications. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Note 3 – Valuation of Investments

The Funds utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the market value of the Funds’ investments as of June 30, 2022, based on the inputs used to value them:

Smart Transportation & Technology ETF
Investments	Level 1	Level 2	Level 3
Common Stocks	$11,107,238	$-	$-
Preferred Stocks	271,065	-	-
Total	$11,378,303	$-	$-

Advertising & Marketing Technology ETF
Investments	Level 1	Level 2	Level 3
Common Stocks	$1,371,412	$-	$-
Total	$1,371,412	$-	$-

Sustainable Energy II ETF
Investments	Level 1	Level 2	Level 3
Common Stocks	$4,331,241	$-	$-
Total	$4,331,241	$-	$-

Asia Pacific Dividend Builder ETF
Investments	Level 1	Level 2	Level 3
Common Stocks	$3,598,946	$-	$-
Total	$3,598,946	$-	$-

Dividend Builder ETF
Investments	Level 1	Level 2	Level 3
Common Stocks	$20,940,246	$-	$-
Total	$20,940,246	$-	$-

Note 4 – Capital Share Transactions

Shares are created and redeemed by the ETFs only in Creation Unit size aggregations of 25,000 Shares for the Smart Transportation & Technology ET and the Asia Pacific Dividend Builder ETF, 20,000 Shares for Dividend Builder ETF and 10,000 Shares for the Advertising & Marketing Technology ETF and the Sustainable Energy II ETF. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the ETFs. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transactions to the NAV per unit of the ETFs on the transaction date. Both purchases and redemptions of Creation Units are subject to a Transaction Fee.

Note 5 - Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the six months ended June 30, 2022, were as follows:

	Purchases	Sales
Smart Transportation & Technology ETF	$-	$385,870
Advertising & Marketing Technology ETF	265,466	315,770
Sustainable Energy II ETF	365,869	425,736
Asia Pacific Dividend Builder ETF	177,762	167,688
Dividend Builder ETF	-	-

NOTES TO FINANCIAL STATEMENTS (Continued)

Purchases, sales, and realized gain/(loss) of in-kind transactions for the six months ended June 30, 2022, were as follows:

	In-Kind Purchases	In-kind Sales	Gain/(Loss)
Smart Transportation & Technology ETF	$-	$-	$-
Advertising & Marketing Technology ETF	-	-	-
Sustainable Energy II ETF	-	-	-
Asia Pacific Dividend Builder ETF	-	-	-
Dividend Builder ETF	-	-	-

Note 6 – Principal Risks

The ETFs are subject to the risks common to all ETFs that invest in equity securities and foreign securities. Investing in the ETFs may be more risky than investing in an ETF that invests only in U.S. securities due to the increased volatility of foreign markets.

Autonomous/Electric Vehicle Risk. Autonomous and/or electric vehicles are a relatively new development in transportation markets. They could fail to “catch on” with consumers in a meaningful way and could suffer technical problems, supply or demand shortfalls, or be supplanted by other technologies.

Technology Risk. The technologies used by autonomous and electric vehicles and their support systems, such as software, grids, networks, fuel and batteries, may be unproven, susceptible to obsolescence or subject to future regulation in countries or locations of deployment.

Cybersecurity Risk. Technologies created or deployed for Smart Transportation, including for vehicles or drive systems as well as for networks and intelligent roadways, may be subject to greater cybersecurity risk than other companies.

Product Risk. Companies creating products and technologies for autonomous or electric transportation, for passenger, commercial or freight usage, face considerable competition.

Product Regulation Risk. Autonomous vehicles and their networks may be subject to multiple levels of regulation including local regulations and operating restrictions.

Foreign Securities Risk. Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Advertising & Marketing Technology Risk. While there are some well-established Advertising and Marketing Technology companies, technology is advancing rapidly, and Advertising and Marketing Technology companies are subject to intense competition. The barriers to entry into some of these businesses are relatively low and there are a number of smaller competitors in the field that have the ability to disrupt these businesses. Some of the technology is unproven and subject to cybersecurity threats. Changes in data protection standards and regulation could also affect these companies. Both Advertising and Marketing Technology applications may converge in the future with transaction activity, such as banking or payments, which may be heavily regulated. These factors may mean more rapid software or technological obsolescence as compared to traditional technology companies, and that the business models for some Advertising or Marketing Technology companies may change or these companies may become defunct rapidly.

Industry Risk. Prices of energy, whether traditional or sustainable, may fluctuate or decline due to many factors, including international political or economic developments, real or perceived, demand for energy and sustainable energy, production and distribution policies of OPEC (Organization of Petroleum Exporting Countries) and other oil-producing countries, energy conservation projects, changes in governmental regulations affecting companies in the energy business or related lines of business, including Sustainable Energy companies, changes in technology affecting Sustainable Energy, and changes in tax regulations relating to energy. A decline in energy prices would likely have a negative effect on securities held by the Fund. The Fund’s focus on sustainable energy businesses exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various industries or sectors.

NOTES TO FINANCIAL STATEMENTS (Continued)

Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. The pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in shutdowns and economic stimulus packages. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Funds’ portfolio, including by affecting their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.

Note 7 - Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the “Adviser”), under which the Adviser provides the Funds with investment management services. The Adviser furnishes all necessary office facilities, equipment and personnel for servicing the investments of the Funds.

Pursuant to the investment advisory agreement between Smart Transportation & Technology ETF and the Adviser, the Fund pays the Adviser an annual advisory fee rate of 0.68% of its average daily net assets and the Adviser has agreed to pay all expenses of the Fund, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of the Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to the Advisor. The Smart Transportation & Technology ETF is responsible for other expenses not assumed by the Adviser, including brokerage expenses in connection with portfolio transactions or creation/redemption transactions, legal fees, compensation and expenses of the Board of Trustees, compensation and expenses of the Trust’s CCO, extraordinary expenses, distribution fees and expenses, interest, taxes, in addition to the advisory fee.

The Advertising & Marketing Technology ETF pays the Adviser 0.68%, the Sustainable Energy II ETF pays the Adviser 0.79%, the Asia Pacific Dividend Builder ETF pays the Adviser 0.75%, and the Dividend Builder ETF pays the Adviser 0.45% an annual advisory fee rate based on each Fund’s average daily net assets.

The Adviser has contractually agreed to limit each Fund’s total operating expenses by reducing all or a portion of its fees and reimburse the Funds for expenses (excluding interest, taxes, acquired fund fees and expenses (as defined in Form N-1A), dividends on short positions, brokerage expenses, and extraordinary expenses) so that its ratio of expenses to average daily net assets will not exceed the following levels:

	Annual Expense Limitation	Expiration Date
Smart Transportation & Technology ETF	0.68%	June 30, 2025
Advertising & Marketing Technology ETF	0.68%	June 30, 2025
Sustainable Energy II ETF	0.79%	June 30, 2025
Asia Pacific Dividend Builder ETF	0.78%	June 30, 2025
Dividend Builder ETF	0.65%	June 30, 2025

NOTES TO FINANCIAL STATEMENTS (Continued)

Penserra Capital Management, LLC (“Penserra”) serves as the Funds’ sub-adviser. Penserra is compensated by the Adviser and does not receive payments from the Funds.

Foreside Fund Services, LLC, a Delaware limited liability company, (the “Distributor”) serves as the Funds’ principal underwriter and distributor of Creation Units pursuant to a distribution agreement. The Distributor does not maintain any secondary market in ETF Shares.

Mutual Fund Administration, LLC (the “Administrator”) serves as the Funds’ administrator under an administration agreement.

Brown Brothers Harriman & Co. (the “Custodian”, “Transfer Agent” and “Fund Accounting agent”) serves as the Funds’ custodian, transfer agent and fund accounting agent.

Foreside Fund Officer Services, LLC provides Chief Compliance Officer (“CCO”) services to the Funds’. The fees paid for CCO services for the six months ended June 30, 2022, are reported on the Statements of Operations.

The fees paid to non-interested Trustees for the six months ended June 30, 2022 are reported on the Statements of Operations.

Certain officers of the Trust are also officers and/or Directors of the Adviser and the Administrator. None of these officers are compensated directly by the Funds.

Note 8 – Distribution Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act which permits the Funds to pay Rule 12b-1 fees not to exceed 0.10% per year of each Fund’s average daily net assets. The Board of Trustees has not authorized the Funds to make payments under the Distribution Plan. Currently, no payment is being made by the Funds.

Note 9 – Tax Matters

At June 30, 2021, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Smart Transportation & Technology ETF	Advertising & Marketing Technology ETF	Sustainable Energy II ETF
Tax cost of investments	$12,815,270	$2,401,683	$5,541,800
Gross tax unrealized appreciation	$941,364	$28,056	$174,050
Gross tax unrealized depreciation	(2,378,331)	(1,058,327)	(1,384,609)
Net tax unrealized appreciation (depreciation)	$(1,436,967)	$(1,030,271)	$(1,210,559)

	Asia Pacific Dividend Builder ETF	Dividend Builder ETF
Tax cost of investments	$3,020,516	$17,007,770
Gross tax unrealized appreciation	$767,501	$5,002,961
Gross tax unrealized depreciation	(189,070)	(1,070,486)
Net tax unrealized appreciation (depreciation)	$578,431	$3,932,475

The difference between cost basis for financial statements and federal income tax purposes was due primarily due to the tax deferral of losses from wash sales and tax treatment of passive foreign investment companies.

As of December 31, 2021, the Advertising & Marketing Technology ETF had short-term capital loss carryforwards with no expiration of $2,792.

For the year ended December 31, 2021, the Dividend Builder ETF utilized capital loss carryforward of $632,653.

NOTES TO FINANCIAL STATEMENTS (Continued)

Note 10 - Recently Issued Accounting Pronouncements

In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the guidance.

Note 11 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Funds may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Funds’ performance, the performance of the securities in which the Funds invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Funds’ investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 12 - Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding a subsequent event which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions and has determined that there were no events or transactions that occurred through the date of issuance of the Funds’ financial statements.

Supplemental Information

SmartETFs

Board Consideration of Investment Advisory and Sub-Advisory Agreements

At a board meeting held on May 9, 2022, the Board of Trustees (the “Trustees” or the “Board”) of Guinness Atkinson Funds (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and the Adviser and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Penserra Capital Management LLC (the “Sub-Adviser”) with respect to the SmartETFs Smart Transportation & Technology ETF, SmartETFs Advertising & Marketing Technology ETF and SmartETFs Sustainable Energy II ETF (each, a “Fund” and together, the “Funds”). The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to below as the “Fund Advisory Agreements.” In approving each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such approval was in the best interests of the Funds in light of the extent and quality of the services to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

At the meeting, the Trustees discussed with counsel to the Trust and independent legal counsel to the Independent Trustees, their fiduciary duties under the 1940 Act in reviewing the Fund Advisory Agreements and their obligation to obtain and review information relevant and necessary to their consideration of the Fund Advisory Agreements. The Trustees received a memorandum summarizing the duties of the Trustees under, and the fiduciary standards established by, the 1940 Act and applicable state law, legislative and regulatory guidance, and judicial precedent with respect to evaluating the reasonableness of fees and interpretation of the applicable fiduciary standards.

To assist the Board in its evaluation of the Fund Advisory Agreements, the Independent Trustees received a separate report from each of the Adviser and the Sub-Adviser in advance of the Meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services provided by the Adviser and the Sub-Adviser to the Funds (including the relevant personnel responsible for these services and their experience); the fee rate or management fee rate payable by the Funds as compared to fees charged to a relevant peer group of each Fund and as compared to fees charged to other clients of the Adviser and the compensation to be received by the Sub-Adviser from the Adviser; the expenses of each Fund as compared to expense ratios of the funds in the respective Fund’s peer group; the nature of the expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Adviser and the Sub-Adviser; any fall-out benefits accruing to the Adviser or the Sub-Adviser; and information on the Adviser’s and the Sub-Adviser’s compliance programs. The Independent Trustees also met separately with their Independent Legal Counsel to discuss the information provided by the Adviser and the Sub-Adviser. In their deliberations, the Trustees considered the factors summarized below, and in approving the continuance of the Fund Advisory Agreements with respect to each Fund, the Trustees did not identify any single factor, or information provided with respect to any single factor, as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, Extent and of Quality of Services

The Trustees considered information about the nature, extent and quality of the services provided by the Adviser to the Funds as well as to other series of the Trust, including the background and experience of the Adviser’s senior management and portfolio managers, and their special knowledge about the areas in which each Fund is expected to invest. The Trustees also considered information gained from their experience as Trustees of the Guinness Atkinson traditional open-end mutual funds, in addition to the overall reputation and capabilities of the Adviser and its investment professionals, the Adviser’s commitment to providing high quality services to those funds, the Trustees’ overall confidence in the Adviser’s integrity and responsiveness to Trustee concerns, the Adviser’s integrity as reflected in its adherence to compliance practices, and the Adviser’s willingness and initiative in implementing changes designed to improve services to the Funds. With respect to the Sub-Adviser, the Trustees considered the Sub-Adviser’s specialized role in sub-advising third party exchange-traded funds and acting as a passive manager in that capacity.

Supplemental Information

SmartETFs (Continued)

Fund Performances, Advisory Fees and Expenses

For each Fund and its peer group of Funds, the Trustees reviewed the performance and expense information compiled from Morningstar Inc. data regarding performance for periods ended March 31, 2022, and expense information as of March 31, 2022. The Trustees considered that they receive from the Adviser and review on a regular basis over the course of the year, data regarding the Funds’ performance, including information about each Fund’s performance in comparison to its peers and benchmarks, and analyses by the Adviser of the Fund’s performance. The Trustees compared each Fund’s performance, advisory fee and expenses with its peer group, and considered the differences between each Fund and funds in the peer group. The Trustees considered the size of each Fund in comparison to its peers, including whether the peer funds were part of a larger fund complex. The Trustees considered the following Fund-specific factors:

SmartETFs Smart Transportation & Technology ETF

(1) The Fund’s advisory fee was higher than the median advisory fee charged to comparable ETFs in the peer group; (2) the Fund’s total expenses were higher than the median expenses incurred by its peers but lower than those of one peer fund; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund outperformed the peer group median for the one-year period; and underperformed MSCI World Index Net Return, its benchmark index, for the one-year period.

SmartETFs Advertising & Marketing Technology ETF

(1) The Fund’s advisory fee was higher than the median advisory fee charged to comparable ETFs in the peer group, although the Adviser indicated that there are no direct or true comparable peers for this Fund given the Fund’s strategy; (2) the Fund’s total expenses were at high end of the expenses incurred by its peers but lower than those of two peer funds; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund underperformed the peer group median and the MSCI World Index Net Return, its benchmark index, for the one-year period.

SmartETFs Sustainable Energy II ETF

(1) The Fund’s advisory fee was higher than the median advisory fee charged to comparable ETFs in the peer group; (2) the Fund’s total expenses were at high end of the expenses incurred by its peers; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund outperformed the peer group median for the one-year period; and the Fund underperformed the MSCI World Index Net Return, its benchmark index, for the one-year period.

SmartETFs Asia Pacific Dividend Builder ETF

(1) The Fund’s advisory fee was higher than the median advisory fee charged to comparable ETFs classified in the Morningstar “Pacific Stock” category with “Dividend” as the fund objective; (2) the Fund’s total expenses were at high end of the expenses incurred by its peers; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund outperformed the peer group for the three-, five- and ten-year periods, and underperformed the peer group for the one-year period; and the Fund outperformed the MSCI AC Pacific ex Japan Index Net Total Return, its benchmark index, for the one-, three-, five- and ten-year periods.

SmartETFs Dividend Builder ETF

(1) The Fund’s advisory fee was lower than the median advisory fee charged to comparable ETFs classified in the Morningstar “Pacific Stock” category with “Dividend” as the fund objective; (2) the Fund’s total expenses were higher than the median expenses incurred by its peers; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund outperformed the peer group for the one-, three-, five- and ten-year periods; and the Fund outperformed the MSCI World Index Net Return, its benchmark index, for the one-, five- and ten-year periods, and slightly underperformed the benchmark index for the three-year period.

Supplemental Information

SmartETFs (Continued)

With respect to each Fund, the Board concluded that the Adviser’s willingness to limit the Fund’s expense ratio through at least June 30, 2025, would provide stability to the Fund’s expenses during that period.

The Board reviewed information regarding the sub-advisory fee charged by the Sub-Adviser with respect to SmartETFs Smart Transportation & Technology ETF, SmartETFs Advertising & Marketing Technology ETF and SmartETFs Sustainable Energy II ETF and noted that the Sub-Adviser serves as sub-adviser to a large number of other exchange-traded funds in a similar capacity to which it serves each Fund. The Trustees considered the types of services provided by the Sub-Adviser with respect to the Funds, particularly that that the Sub-Adviser specializes in sub-advising third-party exchange-traded funds and acts as a passive manager in that capacity, and that the Adviser remains solely responsible for security selection for the Funds. The Trustees also observed that the Adviser pays the Sub-Adviser’s sub-advisory fee out of the Adviser’s advisory fee and that the size of the fee paid to the Sub-Adviser appears reasonable.

Costs of Services and Profitability

The Trustees considered the financial information provided by the Adviser, including the profitability of each Fund to the Adviser, the Adviser’s profitability in general and the firm’s retention of key personnel. The Trustees noted that the Adviser had waived a portion of its advisory fee for each Fund, and that with respect to the SmartETFs Advertising & Marketing Technology ETF, SmartETFs Asia Pacific Dividend Builder ETF and SmartETFs Sustainable Energy II ETF, the Adviser’s net advisory fee was zero due to expense reimbursements by the Adviser. The Trustees also observed that the Adviser pays the Sub-Adviser’s sub-advisory fee out of the Adviser’s advisory fee with respect to each Fund, and considered the relative levels and types of services provided by the Adviser and Sub-Adviser.

Economies of Scale

The Trustees considered whether each Fund would realize any economies of scale. They noted that each Fund’s asset levels were too low to achieve significant economies of scale and that the matter of such economies would be reviewed in the future as the Fund’s assets grew. The Trustees considered the Adviser’s willingness to use expense limitation agreements to reduce total expenses as evidence that to the extent economies of scale existed for each Fund, the Adviser was willing to share such economies of scale for the benefit of shareholders.

Conclusion

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the nature, overall quality, and extent of the services to be provided by the Adviser to each Fund and by the Sub-Adviser to each applicable Fund was satisfactory; the compensation payable to the Adviser and Sub-Adviser pursuant to each Fund’s Advisory Agreement and Sub-Advisory Agreement, respectively, was fair and reasonable in light of the nature and quality of the services to be provided to the Fund; and the continuance of the Fund Advisory Agreements would be in the best interests of each Fund and its shareholders, and accordingly, approved the continuance of the Fund Advisory Agreements through May 31, 2023.

Expense Examples

For the Six Months Ended June 30, 2022 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of ETF shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated in the Expense Example Tables.

Actual Expenses

This section helps you estimate the actual expenses after fee waivers that the Fund may have incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return for the period.

You may use the information, together with the amount you invested in the Fund, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

This section helps you compare the Fund’s costs with those of other funds. It assumes that the Fund had an annualized return of 5% before expenses, which is not the Fund’s actual return and the expense ratio for the period is unchanged. The hypothetical account value and expense may not be used to estimate the actual ending account balance or the expenses you paid for the period. This example is useful in making comparisons because the SEC requires all funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical results for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports of other Funds.

Smart Transportation & Technology ETF

	Beginning Account Value 01/01/22	Ending Account Value 06/30/22	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$1,050.63	$3.46	0.68%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.42	$3.41	0.68%

Advertising & Marketing Technology ETF

	Beginning Account Value 01/01/22	Ending Account Value 06/30/22	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$ 932.73	$3.26	0.68%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.42	$3.41	0.68%

Sustainable Energy II ETF

	Beginning Account Value 01/01/22	Ending Account Value 06/30/22	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$1,040.28	$4.00	0.79%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.88	$3.96	0.79%

Expense Examples - Continued

For the Periods Ended June 30, 2022 (Unaudited)

Asia Pacific Dividend Builder ETF

	Beginning Account Value 01/01/22	Ending Account Value 06/30/22	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$ 992.73	$3.85	0.78%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.93	$3.91	0.78%

Dividend Builder ETF

	Beginning Account Value 01/01/22	Ending Account Value 06/30/22	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$1,091.38	$3.37	0.65%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%

(a)	The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio multiplied by the average account value during the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio reflects an expense waiver.

Privacy Notice

The SmartETFs and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

● Information we receive about you on applications or other forms;

● Information you give us orally; and

● Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

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SmartETFs

This report is intended for the ETF's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the ETF's prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal.

Additional information about the Trust's Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 866-307-5990, or by visiting www.SmartETFs.com, or on the Securities and Exchange Commission's website at http://www.sec.gov.

The ETF files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The ETF's Form N-PORT are available on the Commission's website at www.sec.gov. In addition, the ETF's full portfolio holdings are updated daily and available on the ETF's website at www.SmartETFs.com.

Foreside Fund Services, LLC, distributor.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The SmartETFs

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President/Chief Executive Officer
Date:	9/08/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President/Chief Executive Officer
Date:	9/08/2022

By	/s/ Rita Dam
Name:	Rita Dam
Title:	Treasurer/Chief Financial Officer

Date:	9/08/2022